     As filed with the Securities and Exchange Commission on June 22, 2001
                                                      Registration No. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                        [  ] PRE-EFFECTIVE AMENDMENT NO.
                       [  ] POST-EFFECTIVE AMENDMENT NO.

                         GLADSTONE CAPITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                          1750 Tysons Blvd., 4th Floor
                                McLean, VA 22102
                                 (703) 744-1165
   (Address and Telephone Number, including Area Code, of Principal Executive
                                    Offices)

                                David Gladstone
               Chairman of the Board and Chief Executive Officer
                         Gladstone Capital Corporation
                          1750 Tysons Blvd., 4th Floor
                                McLean, VA 22102
                                 (703) 744-1165
           (Name, Address and Telephone Number of Agent for Service)

                           Copies of information to:

Thomas R. Salley, Esq.      William G. Farrar, Esq.
Darren K. DeStefano, Esq.   Sullivan & Cromwell
Lisa W. Fitch, Esq.         125 Broad Street
Cooley Godward LLP          New York, NY 10004-2498
One Freedom Square          (212) 558-4000
Reston Town Center
11951 Freedom Drive
Reston, VA 20190
(703) 456-8000

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. / /

If appropriate, check the following box:

/ / This [post-effective amendment] designates a new effective date for a previously filed [post-effective amendment][registration statement]

/ / This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement
for the same offering is       .

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                                         Proposed             Proposed
                                                      Amount              Maximum              Maximum            Amount of
                                                       Being       Offering Price            Aggregate         Registration
Title of Securities Being Registered              Registered             Per Unit   Offering Price (1)              Fee (2)
---------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value per
  share................................                                                   $213,900,000              $53,475
---------------------------------------------------------------------------------------------------------------------------

(1) ESTIMATED PURSUANT TO RULE 457 SOLELY FOR THE PURPOSE OF DETERMINING THE REGISTRATION FEE.

(2) TRANSMITTED TO THE DESIGNATED LOCKBOX AT MELLON BANK IN PITTSBURGH, PA.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         Gladstone Capital Corporation
                             Cross Reference Sheet

No.                    Description                   Location
---                    -----------                   --------
PART A--INFORMATION REQUIRED IN A PROSPECTUS

Item 1.   Outside Front Cover                        Outside Front Cover

Item 2.   Inside Front and Outside Back Cover        Inside Front and Outside Back Cover

Item 3.   Fee Table and Synopsis                     Fees and Expenses

Item 4.   Financial Highlights                       Not Applicable

Item 5.   Plan of Distribution                       Underwriting

Item 6.   Selling Shareholders                       Not Applicable

Item 7.   Use of Proceeds                            Use of Proceeds

Item 8.   General Description of the Registrant      Outside Front Cover Page; Prospectus Summary; Business;
                                                     Risk Factors

Item 9.   Management                                 Management; Executive Officers and Directors

Item 10.  Capital Stock, Long-Term Debt and          Description of Capital Stock; Distributions; Dividend
          Other Securities                           Reinvestment Plan

Item 11.  Defaults and Arrears on Senior             Not Applicable
          Securities

Item 12.  Legal Proceedings                          Not Applicable

Item 13.  Table of Contents of the Statement of      Not Applicable
          Additional Information

PART B--INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION*

Item 14.  Cover Page                                 Not Applicable

Item 15.  Table of Contents                          Not Applicable

Item 16.  General Information and History            Prospectus Summary; Business

Item 17.  Investment Objective and Policies          Prospectus Summary; Investment Objectives and Policies;
                                                     Risk Factors; Business; Material U.S. Federal Income Tax
                                                     Considerations; Regulation

Item 18.  Management                                 Management

Item 19.  Control Persons and Principal Holders      Control Persons and Principal Stockholders
          of Securities

Item 20.  Investment Advisory and Other              Investment Advisor
          Services

Item 21.  Brokerage Allocation and Other             Fees and Expenses; Prospectus Summary; Underwriting;
          Practices                                  Brokerage Allocation and Other Practices

Item 22.  Tax Status                                 Distributions; Material U.S. Federal Income Tax
                                                     Considerations

Item 23.  Financial Statements                       Balance Sheet

* PURSUANT TO THE GENERAL INSTRUCTIONS TO FORM N-2, ALL INFORMATION REQUIRED TO BE SET FORTH IN PART B "STATEMENT OF ADDITIONAL INFORMATION" HAS BEEN INCLUDED IN THE PROSPECTUS AND, ACCORDINGLY NO STATEMENT OF ADDITIONAL INFORMATION HAS BEEN FILED AS PART OF THIS REGISTRATION STATEMENT.

PART C--OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

PRELIMINARY PROSPECTUS            SUBJECT TO COMPLETION            June 22, 2001
--------------------------------------------------------------------------------
THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

12,400,000 Shares

[LOGO]
Gladstone Capital Corporation
Common Stock
-------------------------------------------------------------------------

Gladstone Capital Corporation is a newly organized closed-end, non-diversified management investment company that, upon completion of this offering, will elect to be treated as a business development company under the Investment Company Act of 1940. Our investment objectives are to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are backed by leveraged buyout funds, venture capital funds or others, with a particular emphasis on senior subordinated notes. We will also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans. At times, we may use leverage through borrowings from banks and other financial institutions. The use of leverage can create special risks which are discussed in greater detail in this prospectus.

Up to 400,000 shares will be reserved for sale by the underwriters to our directors, officers and employees and certain persons associated with us at the public offering price net of the sales concession.

Because we are newly organized, our shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount to their net asset value. We plan to apply to list our shares on the Nasdaq National Market under the symbol "GLAD."

This prospectus contains important information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Investing in our common stock involves risks that are described in the "Risk Factors" section beginning on page 7 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                              Per Share                           Total
-------------------------------------------------------------------------------------------------------
Public offering price                                            $15.00                  $186,000,000
-------------------------------------------------------------------------------------------------------
Underwriting discount (sales load)                                    $                  $
-------------------------------------------------------------------------------------------------------
Proceeds to us(1)                                                     $                  $
-------------------------------------------------------------------------------------------------------

(1) BEFORE DEDUCTING EXPENSES PAYABLE BY US OF $             .

The underwriters may also purchase up to an additional 1,860,000 shares at the public offering price, less the underwriting discount, within 30 days from the date of this prospectus to cover over-allotments. If the over-allotment option is exercised in full, the total public offering price will be $213,900,000 and
the total sales load will be $      . The proceeds to us would be
$             , less expenses of $             .

The shares will be ready for delivery on or about            , 2001.

UBS Warburg                                         First Union Securities, Inc.

                                Robertson Stephens

                   BB&T Capital Markets  Ferris, Baker Watts

                                                         Incorporated

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate as of the date on the front cover of this prospectus only. Our business, financial condition, results of operations and prospects may have changed since that date.

TABLE OF CONTENTS

Prospectus summary...................       3

Fees and expenses....................       6

Risk factors.........................       7

Use of proceeds......................      15

Distributions........................      15

Capitalization.......................      16

Management's discussion and analysis
  of financial condition and results
  of operations......................      17

Business.............................      19

Investment objectives and policies...      26

Prospective portfolio companies......      28

Management...........................      30

Certain transactions.................      37

Control persons and principal
  stockholders.......................      38

Determination of net asset value.....      38

Dividend reinvestment plan...........      39

Material U.S. federal income tax
  considerations.....................      40

Description of our capital stock.....      43

Certain provisions of our articles of
  incorporation and bylaws and
  Maryland General Corporation Law...      45

Shares eligible for future sale......      49

Share repurchases....................      49

Custodian, transfer and dividend
  paying agent and registrar.........      50

Brokerage allocation and other
  practices..........................      50

Underwriting.........................      51

Legal matters........................      53

Experts..............................      53

Available information................      53

Special note regarding
  forward-looking statements.........      54

Balance sheet........................     F-3

Notes to balance sheet...............     F-4

Other information....................     C-1

Until       , 2001 (25 days after the date of this prospectus), all dealers that buy, sell or trade our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Prospectus summary

THIS SUMMARY HIGHLIGHTS SOME OF THE INFORMATION IN THIS PROSPECTUS. IT IS NOT COMPLETE AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU MAY WANT TO CONSIDER. YOU SHOULD READ CAREFULLY THE MORE DETAILED INFORMATION SET OUT IN THIS PROSPECTUS INCLUDING "RISK FACTORS." EXCEPT WHERE THE CONTEXT SUGGESTS OTHERWISE, WHEN WE USE THE TERMS "WE," "US" OR "GLADSTONE CAPITAL CORPORATION," WE ARE REFERRING SOLELY TO GLADSTONE CAPITAL CORPORATION AND NOT TO ITS WHOLLY-OWNED SUBSIDIARY GLADSTONE ADVISERS, INC.

General

We are a specialty finance company that was incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001. After this offering, we plan to invest in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are backed by leveraged buyout funds, venture capital funds or others, with a particular emphasis on senior subordinated notes. In addition, we may acquire existing loans that meet this profile from leveraged buyout funds, venture capital funds and others. We will also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans. During
June 2001, we entered into separate non-binding loan commitments with five potential borrowers. Following completion of this offering, we intend to fulfill these commitments from the net proceeds of this offering. These loans are subject to, among other things, the satisfactory completion of our due diligence investigation of each borrower, acceptance of terms and structure and necessary consents. Our headquarters are in McLean, Virginia, a suburb of Washington, DC. We also plan to open an office in New York, New York.

Our Structure and Our Management

We are a closed-end, non-diversified management investment company under the Investment Company Act of 1940, which we refer to as the 1940 Act. Our investment objectives are to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are backed by leveraged buyout funds, venture capital funds or others, with a particular emphasis on senior subordinated notes. We will also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans.

Upon completion of this offering, we will elect to be treated as a business development company registered under the 1940 Act. In addition, we will elect to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986. As a RIC, we generally will not have to pay corporate level tax on any income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate level tax liability. For further information, see "Regulation," "Material U.S. Federal Income Tax Considerations" and "Dividend Reinvestment Plan."

We will be internally managed by our officers and directors. We will not have a separate investment advisor and, therefore, we will not pay an investment advisory fee. We have established a wholly-owned subsidiary that will conduct our daily operations. It is currently estimated that our annual operating expenses will be approximately 1% of our total assets. There can be no assurance that our actual annual operating expenses will not exceed 1% of our total assets.

We have assembled a management team which has extensive experience in our lines of business. Our executive officers include David Gladstone, chairman and chief executive officer, and Terry Brubaker, president and chief operating officer. Mr. Gladstone has a total of over 25 years of debt and equity financing experience at Allied Capital Corporation (NYSE: ALD) and American Capital Strategies Ltd.

(NASDAQ: ACAS). Mr. Brubaker has over 25 years of operational expertise in acquiring and managing companies, much of it at James River Corporation. Our management, including Messrs. Gladstone and Brubaker, will make available significant managerial assistance to the businesses in which we invest, including operational, financial and strategic advice.

Our Investment Objectives and Our Strategy

Our investment objectives are to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are backed by leveraged buyout funds, venture capital funds or others, with a particular emphasis on senior subordinated notes. We will also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans. There can be no assurance that we will realize our investment objectives. We will seek to invest primarily in three categories of debt of private companies:

- SENIOR DEBT. We will seek to invest a small portion of our assets in senior debt of borrowers. Using the assets and cash flow of the underlying business as collateral, a business typically uses senior debt to cover a substantial portion of the funding needed to operate. Senior lenders are exposed to the least risk of all providers of debt because they command a senior position with respect to scheduled interest and principal payments. However, unlike senior subordinated and junior subordinated lenders, these senior lenders typically do not receive any stock or warrants to purchase stock of the borrowers. As such, they generally do not participate in the equity appreciation of the value of the business. We intend to make senior loans on a limited basis and some of these will only be as bridge financings. In most cases, these loans will be refinanced at a later date.

- SENIOR SUBORDINATED DEBT. We will seek to invest a majority of our assets in senior subordinated debt. Senior subordinated debt is subordinated in its rights to receive its principal and interest payments from the borrower to the rights of the holders of senior debt. As a result, senior subordinated debt is riskier than senior debt. Although such loans are sometimes secured by significant collateral, many of these lenders principally rely on the borrower's cash flow for repayment. Additionally, lenders often receive warrants to acquire shares of stock in borrowers in connection with these loans.

- JUNIOR SUBORDINATED DEBT. We will also seek to invest a small portion of our assets in junior subordinated debt. Junior subordinated debt is subordinated in its rights to receive its principal and interest payments from the borrower to the rights of the holders of senior debt and senior subordinated debt. The risk profile of junior subordinated debt is high, which permits the junior subordinated lender to obtain higher interest rates and warrants to purchase a greater portion of the borrower's stock.

We plan to use the established loan referral network of Messrs. Gladstone and Brubaker and our principals to identify and make senior and subordinated loans to selected businesses that we do not believe have sufficient access to traditional sources of lending.

We will target small and medium sized private businesses that meet certain criteria, including the potential for growth, adequate assets for loan collateral, experienced management teams with significant ownership interest in the business, adequate capitalization, profitable operations based on cash flow, substantial ownership by leveraged buyout funds or venture capital funds and potential opportunities for us to realize appreciation and gain liquidity in our equity position. We may achieve liquidity through a merger or acquisition of the borrower, a public offering of the borrower's stock or by exercising our right to require the borrower to buy back our warrants, though there can be no assurance that we will always have these rights.

OFFERING

Common stock offered by us (1)(2)............  12,400,000 shares

Common stock to be outstanding after this
  offering (1)...............................  13,052,631 shares

Use of proceeds..............................  We intend to use approximately $57 million of the net proceeds from this offering to fulfill non-binding
                                               commitments to make five loans. We will use the
                                               remainder of the net proceeds to invest in portfolio
                                               companies in accordance with our investment
                                               objectives and strategies. Pending such investment,
                                               we will primarily invest the net proceeds in money
                                               market instruments.

Listing......................................  Currently, there is no public market for our common stock. However, we plan to apply to list our common
                                               stock on the Nasdaq National Market under the symbol
                                               "GLAD."

Distributions................................  We intend to distribute quarterly cash dividends to our stockholders of at least 90% of our ordinary
                                               income and short-term capital gains.

Trading......................................  Shares of closed-end funds frequently trade at a discount to their net asset value. Shares of
                                               comparable business development companies, such as
                                               Allied Capital Corporation and American Capital
                                               Strategies Ltd., trade at a premium to net asset
                                               value. Potential purchasers of our common stock
                                               should not assume that our shares will trade at a
                                               premium to net asset value and there can be no
                                               assurance that our shares will not trade at a
                                               discount to their net asset value.

Risk Factors.................................  See "Risk Factors" and other information included in this prospectus for a discussion of factors you
                                               should carefully consider before deciding to invest
                                               in shares of our common stock.

Available Information........................  After this offering, we will be subject to the
                                               Securities Exchange Act of 1934 and will be required
                                               to file reports, proxy statements and other
                                               information with the SEC. This information will be
                                               available at the SEC's public reference room in
                                               Washington, DC and on the SEC's Internet site at
                                               http://www.sec.gov.

(1) EXCLUDES 1,860,000 SHARES OF COMMON STOCK ISSUABLE PURSUANT TO THE OVER-ALLOTMENT OPTION GRANTED TO THE UNDERWRITERS.

(2) UP TO 400,000 SHARES OF COMMON STOCK WILL BE RESERVED FOR SALE BY THE UNDERWRITERS TO OUR DIRECTORS, OFFICERS AND EMPLOYEES AND CERTAIN ASSOCIATED PERSONS AT THE PUBLIC OFFERING PRICE NET OF THE SALES CONCESSION.

--------------------------------------------------------------------------------

Fees and expenses

The purpose of the following table is to assist a prospective investor in understanding the various costs and expenses that an investor in this offering will bear directly or indirectly.

STOCKHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)..............  %(1)
Dividend Reinvestment Plan Fees.............................  None(2)

    Total Stockholder Transaction Expenses..................  %

ANNUAL EXPENSES (as a percentage of net assets attributable
  to common stock)
Management Fees.............................................  None
Interest Payments on Borrowed Funds.........................  0.0%(3)
Other Expenses..............................................  1.0%(3)

    Total Annual Expenses (estimated).......................  1.0%

(1) THE UNDERWRITING DISCOUNT WITH RESPECT TO OUR COMMON STOCK SOLD IN THIS OFFERING, WHICH IS A ONE TIME FEE WE PAID TO THE UNDERWRITERS IN CONNECTION WITH THIS OFFERING, IS THE ONLY SALES LOAD PAID IN CONNECTION WITH THIS OFFERING.

(2) THE EXPENSES OF THE DIVIDEND REINVESTMENT PLAN ARE INCLUDED IN STOCK RECORD EXPENSES, A COMPONENT OF OTHER EXPENSES. WE HAVE NO CASH PURCHASE PLAN.

(3) ESTIMATES OF INTEREST PAYMENTS ON BORROWED FUNDS, OTHER EXPENSES AND TOTAL ANNUAL EXPENSES HAVE BEEN BASED ON OUR PROJECTED OPERATING EXPENSES (INCLUDING INTEREST COSTS) DIVIDED BY OUR TOTAL ASSETS SUBSEQUENT TO THIS OFFERING. THE PERCENTAGE IN THE TABLE ASSUMES THAT WE HAVE NOT ISSUED ANY SECURITIES THAT ARE SENIOR TO OUR EQUITY SECURITIES. IN FACT, WE DO NOT EXPECT THE NET OFFERING PROCEEDS TO BE FULLY INVESTED FOR THE FIRST YEAR. SEE "USE OF PROCEEDS." ONCE THE PROCEEDS OF THIS OFFERING ARE SUBSTANTIALLY FULLY INVESTED, WE INTEND TO BORROW FUNDS UP TO AN AMOUNT SO THAT THE ASSET COVERAGE, AS DEFINED IN THE 1940 ACT, IS AT LEAST 200% IMMEDIATELY AFTER EACH ISSUANCE OF SENIOR SECURITIES. FOR ADDITIONAL INFORMATION ABOUT OUR PROPOSED BORROWINGS, SEE "BUSINESS--LEVERAGE."

EXAMPLE

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon
payment by an investor of a   % sales load (the underwriting discount paid by us
with respect to our common stock sold in this offering) and our payment of annual operating expenses at the levels set forth in the table above which, as indicated above, does not include leverage or related expenses.

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
You would pay the following expenses on a $1,000 investment,
  assuming a 5% annual return...............................    $95        $149       $209       $386

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares purchased by the plan administrator at the market price in effect at that time, which may be at, above or below net asset value. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------

Risk factors

The purchase of our shares in this offering involves a number of significant risk and other factors relating to our structure and investment objectives. As a result, there can be no assurance that we will achieve our investment objectives. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

We are a new company with no operating history

We were incorporated in May 2001 and to date, we have only entered into non-binding commitments to make loans and have not made any loans or conducted any significant operations as a lender to small and medium sized companies. In addition, we are subject to all of the business risks and uncertainties associated with any new business enterprise. We may not meet our investment objectives and the value of your investment in us may decline substantially or be reduced to zero.

We are dependent upon our key management personnel for our future success, particularly David Gladstone and Terry Brubaker

We are dependent on the diligence, skill and network of business contacts of our senior management and other management members for the final selection, structuring, closing and monitoring of our investments. Our future success depends to a significant extent on the continued service and coordination of our senior management team, particularly David Gladstone, our chairman and chief executive officer, and Terry Brubaker, our president and chief operating officer. The departure of any of our executive officers or key employees could have a material adverse effect on our ability to implement our business strategy and to achieve our investment objectives.

Our financial condition and results of operations will depend on our ability to effectively manage our future growth

Our ability to achieve our investment objectives will depend on our ability to sustain continued growth, which will depend on our ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide competent, attentive and efficient services and our access to financing sources on acceptable terms. As we grow, we will also be required to hire, train, supervise and manage new employees. Failure to effectively manage our future growth could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities

A large number of entities will compete with us and make the types of investments that we plan to make in small and medium sized privately-owned businesses. We will compete with a large number of private equity funds, leveraged buyout funds and venture capital companies, investment banks and other equity and non-equity based investment funds, and other sources of financing, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. Furthermore, many of our potential

--------------------------------------------------------------------------------

Risk factors
--------------------------------------------------------------------------------

competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to fully invest our available capital.

Our business model is dependent upon the development of strong referral relationships with leveraged buyout funds and venture capital funds

We expect that we will be dependent upon informal relationships with leveraged buyout funds and venture capital funds to provide us with deal flow. The five non-binding loan commitments that we have made to date are all to portfolio companies of Three Cities Fund II, L.P. and Three Cities Fund III, L.P., that are managed by Three Cities Research Inc., a manager of leveraged buyout funds. If we fail to maintain our relationship with funds such as Three Cities, or if we fail to establish strong referral relationships with other funds, we will not be able to grow our portfolio of loans and fully execute our business plan.

Our loans to small and medium sized borrowers are extremely risky and you could lose your entire investment

Loans to small and medium sized borrowers are subject to a number of significant risks including the following:

- SMALL AND MEDIUM SIZED BUSINESSES MAY HAVE LIMITED FINANCIAL RESOURCES AND MAY BE UNABLE TO REPAY OUR LOANS TO THEM. Our strategy includes providing financing to borrowers that typically is not readily available to them. While we believe that this provides an attractive opportunity for us to generate profits, this may make it difficult for the borrowers to repay their loans to us upon maturity. A borrower's ability to repay its loan may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a borrower's financial condition and prospects usually will be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees we may have obtained from the borrower's management. Although we will sometimes seek to be the senior, secured lender to a borrower, in most of our loans we expect to be subordinated to a senior lender, and our interest in any collateral for a loan would, accordingly, likely be subordinate to another lender's security interest.

- SMALL AND MEDIUM SIZED BUSINESSES TYPICALLY HAVE NARROWER PRODUCT LINES AND SMALLER MARKET SHARES THAN LARGE BUSINESSES. Because our expected target borrowers are smaller businesses, they will tend to be more vulnerable to competitors' actions and market conditions, as well as general economic downturns. In addition, our portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

- THERE IS GENERALLY NO PUBLICLY AVAILABLE INFORMATION ABOUT THESE BUSINESSES. Because we expect to make loans to privately owned businesses, there will generally be little or no publicly available operating and financial information about our borrowers. As a result, we will rely on our officers, other employees and consultants to perform "due diligence" investigations about these borrowers, their operations and their prospects. We may not learn all of the material information we need to know regarding these businesses through our investigation.

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8

Risk factors
--------------------------------------------------------------------------------

- SMALL AND MEDIUM SIZED BUSINESSES GENERALLY HAVE LESS PREDICTABLE OPERATING RESULTS. We expect that our borrowers may have significant variations in their operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by their senior lenders. A borrower's failure to satisfy financial or operating covenants imposed by senior lenders could lead to defaults and, potentially, foreclosure on its senior credit facility, which could additionally trigger cross-defaults in other agreements. If this were to occur, it is possible that the borrower's ability to repay our loan would be jeopardized.

- SMALL OR MEDIUM SIZED BUSINESSES ARE MORE LIKELY TO BE DEPENDENT ON ONE OR TWO PERSONS. Typically, the success of a small or medium sized business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on our borrower and, in turn, on us.

- SMALL AND MEDIUM SIZED BUSINESSES ARE LIKELY TO HAVE GREATER EXPOSURE TO ECONOMIC DOWNTURNS THAN LARGER BUSINESSES. We expect that our borrowers will have fewer resources than larger businesses and an economic downturn is more likely to have a material adverse effect on them. If one of our borrowers is adversely impacted by an economic downturn, its ability to repay our loan would be diminished.

- SMALL AND MEDIUM SIZED BUSINESSES MAY HAVE LIMITED OPERATING HISTORIES. While we intend to target stable companies with proven track records, we may make loans to new companies that meet our other investment criteria. Borrowers with limited operating histories will be exposed to all of the operating risks that are faced by new businesses and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

We may not realize gains from our equity investments

When we make a subordinated loan, we generally expect to receive warrants to purchase stock issued by the borrower. Our goal is to ultimately dispose of these equity interests and realize gains upon our disposition of such interests. We expect that over time, the gains that we realize on these warrants will offset any losses we experience on loan defaults. However, the warrants we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do recognize on the disposition of equity interests may not be sufficient to offset losses we experience on our loan portfolio.

Because our loans and equity securities are not publicly traded, there will be uncertainty regarding the value of our privately held securities which could adversely affect our determination of our net asset value

None of our portfolio loans or equity securities, at least initially, will be publicly traded or have a readily determinable market value. We will value these securities based on a determination of their fair value made in good faith by management and approved by our board of directors. Due to the uncertainty inherent in valuing these securities, as set forth in our financial statements, our determinations of fair value may differ materially from the values that would exist if a ready market for these securities existed. Our net asset value could be materially affected if our determinations regarding the fair value of our investments are materially different from the values that we ultimately realize on our disposal of such securities.

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                                                                               9

Risk factors
--------------------------------------------------------------------------------

The lack of liquidity of our privately held securities may adversely affect our business

Most of our investments will consist of loans and warrants acquired in private transactions directly from borrowers or from the originators of loans to such borrowers. Substantially all of these securities will be subject to restrictions on resale, including, in some instances, legal restrictions, or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments if the need arises. This could cause us to miss important business opportunities. In addition, if we are required to quickly liquidate all or a portion of our portfolio, we may realize significantly less than the value at which we have previously recorded our investments.

Our portfolio will be concentrated in a limited number of companies and industries, which subjects us to an increased risk of significant loss if any one of these companies does not repay us or if the industries experience a downturn

We intend to have outstanding loans to approximately 20 to 40 companies at any given time. A consequence of a limited number of investments is that the aggregate returns we realize may be substantially adversely affected by the unfavorable performance of a small number of such loans or a substantial writedown of any one investment. Beyond our regulatory and income tax diversification requirements, we do not have fixed guidelines for industry diversification, and our investments could potentially be concentrated in relatively few industries. As a result, a downturn in an industry in which we have made multiple loans could have a materially adverse effect on us.

Our business plan is dependent upon external financing which may expose us to risks associated with leverage

Our business will require a substantial amount of cash to operate in addition to the proceeds of this offering. We may acquire such additional capital from the following sources:

- SENIOR SECURITIES. We intend to issue debt securities, other evidences of indebtedness and possibly preferred stock, up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us, as a business development company, to issue debt securities and preferred stock, which we refer to collectively as senior securities, in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of senior securities. As a result of issuing senior securities, we will be exposed to the risks associated with leverage. Although borrowing money for investment increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock if we borrow money to make investments. In addition, our ability to pay dividends or incur additional indebtedness would be restricted if asset coverage is not equal to at least twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may be required to liquidate a portion of our loan portfolio and repay a portion of our indebtedness at a time when a sale may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness will not be available for distributions to our stockholders.

- COMMON STOCK. Because we are constrained in our ability to issue debt for the reasons given above, we are dependent on the issuance of equity as a financing source. If we raise additional funds by issuing more common stock or debt securities convertible into or exchangeable for our common stock, the percentage ownership of our stockholders at the time would decrease and they may experience additional dilution. In addition, any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

--------------------------------------------------------------------------------
10

Risk factors
--------------------------------------------------------------------------------

- SECURITIZATION. In addition to issuing securities to raise capital as described above, we anticipate that in the future, we will securitize our loans to generate cash for funding new investments. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy and impact our profitability. For a detailed description of our securitization strategy, see "Management's Discussion and Analysis of Financial Condition and Results of Operations--Financial Condition, Liquidity and Capital Resources" and "Business--Securitization."

A change in interest rates may adversely affect our profitability and our hedging strategy may expose us to additional risks

A portion of our income will depend upon the difference between the rate at which we borrow funds and the rate at which we loan these funds. We anticipate using a combination of equity and long-term and short-term borrowings to finance our lending activities. Certain of our borrowings may be at fixed rates and others at variable rates. Currently, we expect approximately 50% of the loans in our portfolio to be at fixed rates and approximately 50% to be at variable rates determined on the basis of a benchmark prime rate. We will typically seek to hedge against the risk of adverse movement in interest rates in our credit facility and short-term and long-term borrowings relative to our portfolio of assets. We expect to hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts. While hedging activities may insulate us against adverse fluctuations in interest rates, they may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

We may be unable to obtain a credit facility on terms that are acceptable to us

Once the proceeds of this offering are substantially invested, we will have a continuing need for capital to finance our loans. In order to maintain RIC status, we will be required to distribute to our stockholders at least 90% of our ordinary income and short-term capital gains on an annual basis. Accordingly, such earnings will not be available to fund additional loans. Therefore, we will need to raise additional capital which, as noted above, we expect to finance through a credit facility. We can not assure you that, once we have substantially fully invested the proceeds of this offering, we will be able to obtain a credit facility on terms that we find acceptable, if at all. The unavailability of funds from commercial banks or other sources on favorable terms could inhibit the growth of our business and have a material adverse effect on us. See "Management's Discussion and Analysis of Financial Condition and Results of Operations--Financial Condition, Liquidity and Capital Resources" and "Distributions."

Our expected credit facility will likely impose certain limitations on us

While there can be no assurance that we will be able to borrow from banks and other financial institutions, we expect that we will at some time in the future obtain a credit facility. The lender or lenders under this credit facility will have fixed dollar claims on our assets that are senior to the claims of our stockholders and, thus, will have a preference over our stockholders with respect to our assets. We also expect our credit facility to contain customary default provisions such as a minimum net worth amount, a profitability test, a restriction on changing our business and loan quality standards. An event of default under our expected credit facility would likely result, among other things, in termination of further funds availability under that facility and an accelerated maturity date for all amounts outstanding under the facility which would likely disrupt the portfolio companies whose loan we financed through the facility. This could reduce our revenues and, by delaying any cash payment

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                                                                              11

Risk factors
--------------------------------------------------------------------------------

allowed to us under our facility until the lender has been paid in full, reduce our liquidity and cash flow.

Our investments will typically be long term and it may require several years to realize liquidation events

We expect that it will take approximately one year for the net proceeds of this offering to be substantially invested. Since we generally intend to make five to seven year term loans and to hold our loans and related warrants until the loans mature, you should not expect realization events, if any, to occur over the near term. In addition, we expect that our warrants may require several years to appreciate in value and no assurance can be given that such appreciation will occur.

We will be subject to corporate level tax if we are unable to satisfy Internal Revenue Code requirements for RIC qualification

To maintain our qualification as a RIC, we must meet income source, asset diversification and annual distribution requirements. The annual distribution requirement is satisfied if we distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. Because we intend to use leverage, we are subject to certain asset coverage ratio requirements under the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC. Warrants we receive with respect to debt investments will create "original issue discount," which we must recognize as ordinary income, increasing the amounts we are required to distribute to maintain RIC status. Because such warrants will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we will need to use cash from other sources to satisfy such distribution requirements. The asset diversification requirements must be met at the end of each calendar quarter. Failure to meet these tests may result in our having to quickly dispose of certain investments in order to prevent the loss of RIC status. Since most of our investments will be illiquid, such dispositions, if possible, may not be made at prices advantageous to us and, in fact, may result in substantial losses. If we fail to qualify as a RIC for any reason and become fully subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount distributed. Such a failure would have a material adverse effect on us and our shares. For additional information regarding asset coverage ratio and RIC requirements, see "Business--Leverage," "Material U.S. Federal Income Tax Considerations" and "Regulation."

There are significant potential conflicts of interest which could impact our investment returns

Our executive officers and directors serve or may serve as officers and directors of entities who operate in the same line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, David Gladstone, our chairman and chief executive officer, is, and following this offering will continue to be, the vice chairman of American Capital Strategies, Ltd., a leveraged buyout fund and mezzanine debt lender. It is possible that new investment opportunities that meet our investment objectives may come to the attention of one of our executive officers or directors, such as Mr. Gladstone, in his role as an officer or director of another entity, and, if so, such opportunity might not be offered to or otherwise made available to us. However, Mr. Gladstone is under no obligation to offer any opportunity to American Capital that comes to his attention outside of his role as vice chairman of American Capital.

Changes in laws or regulations governing our operations may adversely affect our business

We and our portfolio companies will be subject to regulation by laws at the local, state and federal level. These laws and regulations, as well as their interpretation, may be changed from time to time.

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12

Risk factors
--------------------------------------------------------------------------------

Accordingly, any change in these laws or regulations could have a material adverse impact on our business. For additional information regarding the regulations we are subject to, see "Regulation."

We may experience fluctuations in our quarterly results

We could experience fluctuations in our quarterly operating results due to a number of factors including, among others, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

RISKS RELATING TO THIS OFFERING

There is a risk that you may not receive dividends or that our dividends may not grow over time

Our current intention is to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on a quarterly basis. We currently expect to retain net realized long-term capital gains to supplement our equity capital and support the growth of our portfolio, although our board of directors may determine in certain cases to make a distribution of long-term capital gains. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. For a discussion of the tax consequences to you of net realized long-term capital gains that we retain, see "Material U.S. Federal Income Tax Considerations."

Provisions of our articles of incorporation and bylaws could deter takeover attempts and adversely impact the price of our common stock

Our articles of incorporation and bylaws and the Maryland General Corporation Law contain provisions that may have the effect of discouraging, delaying or making more difficult a change in control and preventing the removal of incumbent directors. The existence of these provisions may negatively impact the price of our common stock and may discourage third-party bids. These provisions may reduce any premiums paid to you for shares of our common stock. Furthermore, we are subject to Section 3-702 of the Maryland General Corporation Law.
Section 3-702 governs business combinations with interested stockholders, and also could have the effect of delaying or preventing a change in control. In addition, upon completion of this offering, our board of directors will be elected in staggered terms which will make it more difficult for a hostile bidder to acquire control of us.

The market price of our common stock may fluctuate significantly

The market price and marketability of shares of our common stock may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include the following:

- price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

- significant volatility in the market price and trading volume of securities of RICs, business development companies or other companies in our sector, which is not necessarily related to the operating performance of these companies;

- changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

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                                                                              13

Risk factors
--------------------------------------------------------------------------------

-   loss of RIC status;

-   changes in earnings or variations in operating results;

-   changes in the value of our portfolio of investments;

- any shortfall in revenue or net income or any increase in losses from levels expected by securities analysts;

-   departure of key personnel;

-   operating performance of companies comparable to us;

-   general economic trends and other external factors; and

-   loss of a major funding source.

Fluctuations in the trading price of our common stock may adversely affect the liquidity of the trading market for our common stock and, in the event that we seek to raise capital through future equity financings, our ability to raise such equity capital.

Prior to this offering, there has been no public market for our common stock and we can not assure you that the market price of our shares will not decline following the offering

Prior to this offering, there has been no public market for our common stock. Consequently, the initial public offering price will be determined through negotiations between us and the underwriters. See "Underwriting" for a discussion of factors to be considered in determining the initial public offering price. We can not assure you that a regular trading market for our common stock will develop after this offering or, if one develops, that a public trading market can be sustained. The initial public offering price will not necessarily reflect, and may be higher than, the market price of our common stock after the offering. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that our net asset value per share will decline. It is not possible to predict whether the shares of our common stock will trade at, above, or below net asset value.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock

Upon consummation of this offering, we will have 13,052,631 shares of common stock outstanding (or 14,912,631 shares of common stock, if the over-allotment option is fully exercised). Following this offering, sales of substantial amounts of our common stock in the public market, pursuant to Rule 144 or otherwise, or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so. Following this offering, 12,400,000 shares of our common stock will be freely transferable (or 14,260,000 shares of common stock if the over-allotment option is fully exercised), except to the extent that shares are purchased in this offering by our affiliates. For additional information on the transferability of our shares, see "Shares Eligible for Future Sale."

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14

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Use of proceeds

We estimate that the net proceeds of this offering will be approximately $
($      if the underwriters exercise their over-allotment option in full) after deducting the underwriting discount and estimated offering expenses payable by us. We expect to use approximately $57 million of the net proceeds of this offering to fulfill our non-binding commitments to make five loans as described under "Prospective Portfolio Companies." Each of our non-binding loan commitments is conditioned upon the closing of this offering and, among other things, the satisfactory completion of our due diligence investigations of each borrower, acceptance of the terms and structure and receipt of necessary consents. We will invest the remainder of the net proceeds in accordance with our investment objectives and policies. See "Business--Strategy" and "Investment Objectives and Policies" for additional information regarding our investment objectives and policies. We estimate that it will take approximately one year for us to substantially invest the net proceeds of this offering, depending on the availability of appropriate opportunities and market conditions. Pending such investment, we will primarily invest the net proceeds in money market instruments. There can be no assurance that we will be able to achieve our targeted investment pace. See "Business--Temporary Investments" for additional information about temporary investments we may make while waiting to make loans.

Distributions

We intend to distribute quarterly 90% or more of our ordinary income and short-term capital gains, if any. We intend to declare our first distribution approximately 90 days after the date of this prospectus. While we currently intend to retain any net realized long-term capital gains to make additional loans, we may distribute them annually as a special distribution. For a discussion of the consequences to you of net realized long-term capital gains that we retain, see "Material U.S. Federal Income Tax Considerations." There can be no assurance that we will achieve results that will permit the payment of any cash distributions and, if we incur debt, we will be prohibited from making distributions if doing so causes us to fail to maintain asset coverage ratios stipulated by the 1940 Act.

All cash distributions will be distributed to you unless you elect to have your dividends reinvested under our dividend reinvestment plan in additional whole and fractional shares. If you hold your shares in the name of a broker or other nominee, you should contact the broker or nominee regarding participation in the dividend reinvestment plan on your behalf. See "Risk Factors--Risks Relating to Our Business and Structure--We will be subject to corporate level tax if we are unable to satisfy Internal Revenue Code requirements for RIC qualification" and "Dividend Reinvestment Plan" for additional information regarding distributions.

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                                                                              15

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Capitalization

The following table sets forth (a) our actual capitalization at May 30, 2001 and
(b) our capitalization at May 30, 2001, as adjusted to reflect the effects of the sale of our common stock offered in this offering at an assumed public offering price of $15.00. This table should be read in conjunction with "Use of Proceeds" and our balance sheet included elsewhere in this prospectus.

                                                                Actual     As Adjusted(1)
                                                                      (Unaudited)
-----------------------------------------------------------------------------------------
Assets:

Stock Subscription Receivable...............................  $ 652,631
                                                              ---------

Total Assets................................................  $ 652,631
                                                              =========

Stockholders' equity:

Common Stock, $0.001 par value per share; 10,000,000 shares
  authorized, 652,631 shares outstanding, actual; 50,000,000 shares authorized, 13,052,631 shares outstanding, as
  adjusted..................................................  $     653

Capital in excess of par value..............................    651,978
                                                              ---------

Total Stockholders' Equity..................................  $ 652,631
                                                              =========

(1) DOES NOT INCLUDE THE UNDERWRITERS' OVER-ALLOTMENT OPTION OF 1,860,000
    SHARES.

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16

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Management's discussion and analysis of financial condition and results of operations

We are a newly formed company and have only recently commenced operations. Therefore, we do not have any meaningful operations to discuss. Please see "Risk Factors--Risks Relating to Our Business and Structure--We are a new company with no operating history" for a discussion of risks relating to our lack of historical operations. The following analysis of our financial condition should be read in conjunction with our balance sheet and the notes thereto and the other financial data included elsewhere in this prospectus.

OVERVIEW

Gladstone Capital Corporation was incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001. Our investment objectives are to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are backed by leveraged buyout funds, venture capital funds or others, with a particular emphasis on senior subordinated notes. In addition, we may acquire existing loans that meet this profile from leveraged buyout funds, venture capital funds and others. We will also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans. We will operate as a closed-end, non-diversified management investment company and, upon completion of this offering, we will elect to be treated as a business development company under the 1940 Act. This offering will significantly increase our capital resources.

We will target small and medium sized businesses that meet certain criteria, including, (1) the potential for growth in cash flow, (2) adequate assets for loan collateral, (3) experienced management teams with significant ownership interest in the borrower, (4) profitable operations based on the borrower's cash flow, (5) reasonable capitalization of the borrower (usually by leveraged buyout funds or venture capital funds) and (6) the potential for us to realize appreciation and gain liquidity in our equity position. We anticipate that this liquidity will be achieved through a merger or acquisition of the borrower, a public offering by the borrower or by our exercise of a right to require the borrower to buy back our warrants. We expect to make loans to borrowers that need funds to finance growth, restructure their balance sheets or effect a change of control.

As a business development company, we will make available significant managerial assistance to our portfolio companies. Such assistance will typically involve closely monitoring the operations of each company, participating in its board and management meetings, being available for consultation with its officers and providing organizational and financial guidance.

We expect that our loans typically will range from $5 million to $15 million, mature in no more than seven years, and accrue interest at a fixed rate or an annualized variable rate that exceeds the prime rate. To the extent possible, our loans generally will be collateralized by a security interest in the borrower's assets. Interest payments will generally be made monthly or quarterly with amortization of principal generally being deferred for several years. The principal amount of the loans and any accrued but unpaid interest will generally become due at maturity at five to seven years. We will focus on making loans accompanied by warrants to purchase stock in the borrowers. These warrants will typically have a nominal exercise price and entitle us to purchase a modest percentage of the borrower's stock.

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                                                                              17

Management's discussion and analysis of financial condition and results of operations
--------------------------------------------------------------------------------

FINANCIAL CONDITION, LIQUIDITY, AND CAPITAL RESOURCES

Our sources of funds will primarily be the net proceeds of this offering, operating cash flows and borrowings. Immediately after this offering, we expect
to have cash resources in excess of $    million and no indebtedness. For
additional information regarding the proceeds of this offering, see "Use of Proceeds."

Following completion of this offering, we expect to fulfill our non-binding commitments to make five loans in an aggregate amount of approximately
$57 million. Each non-binding loan commitment is conditioned upon the closing of this offering and, among other things, the satisfactory completion of our due diligence investigations of each borrower, the acceptance of terms and structure and receipt of necessary consents. In many instances, the loans will also require prior approval of the borrower's other lenders. For a description of the material terms of these commitments, see "Prospective Portfolio Companies."

We currently intend to pursue a strategy of securitizing our loan portfolio 12 to 18 months after completion of this offering. We would use the cash we receive upon the sale of interests in our loans to repay bank borrowings and make additional loans. There can be no assurance that this securitization strategy will be successful. For additional information on our securitization strategy, see "Business--Securitization."

In order to qualify as a regulated investment company and to avoid corporate level tax on the income we distribute to our stockholders, under Subchapter M of the Internal Revenue Code we are required to distribute at least 90% of our ordinary income and short-term capital gains on an annual basis. While we will provide stockholders with the option of reinvesting their distributions in more of our common stock, we anticipate borrowing funds to obtain additional capital once the proceeds of this offering have been fully invested. For additional information regarding our distribution policies and requirements, see "Distributions," "Business--Leverage" and "Dividend Reinvestment Plan."

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Business

Gladstone Capital Corporation is a specialty finance company that was incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001. During June 2001, we entered into separate non-binding loan commitments with five potential borrowers. Extension of these loans is conditioned upon the closing of this offering and, among other things, the satisfactory completion of our due diligence investigations of each borrower, acceptance of the terms and structure and receipt of necessary consents. Neither we nor any of the potential borrowers are required to enter into a loan arrangement under the non-binding loan commitments. However, our intention is to enter into binding loan agreements with each of these borrowers following completion of this offering, and to fulfill our funding obligations from the proceeds of the offering. After this offering, we plan to invest in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are backed by leveraged buyout funds, venture capital funds or others, with a particular emphasis on senior subordinated notes. We will also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans. Our headquarters are in McLean, Virginia, a suburb of Washington, DC. We also plan to open an office in New York, New York. Upon completion of this offering, we will be a business development company under the 1940 Act.

David Gladstone, our chairman and chief executive officer, has over 25 years experience in making loans to and investing in small and medium sized companies at Allied Capital Corporation and American Capital Strategies. Allied Capital Corporation is a publicly traded subordinated debt lender and American Capital Strategies is a publicly traded buyout and subordinated-debt lender. While either chairman or president of Allied Capital, Mr. Gladstone oversaw, during the years 1992 through 1997, in excess of $850 million of financing for many small and medium sized businesses and raised, during the years 1985 through 1997, equity capital totaling an aggregate of over $430 million for seven funds. During the past four years, as either chairman or vice chairman of American Capital Strategies, Mr. Gladstone raised the company's initial $150 million in capital and assisted in the company's subsequent capital raising. During his tenure, American Capital Strategies has invested in 46 businesses and currently has total assets of approximately $650 million. During his time at these two companies he hired over 50 professionals.

Terry Brubaker, our president and chief operating officer, has over 25 years experience in acquisitions and managing companies after the acquisition. He was a co-architect and assisted in the implementation of the acquisition strategy of James River Corporation that grew the company from $200 million in revenues to over $7 billion.

Our chief financial officer, Harry Brill, brings significant experience from his role as the chief accounting officer of Allied Capital where he was responsible for the public filings of a family of five public companies and oversaw the preparation of the operating reports and financial statements of these five public companies and three private funds. In addition to Messrs. Gladstone and Brubaker, we currently have three professionals, which we call principals, who are involved in structuring and arranging financing for small and medium sized businesses. Upon completion of this offering, we plan to hire an additional four professionals with business lending experience (two in our Virginia office and two in New York) and two administrative persons. We believe that the expertise of our investing professionals will help us to be successful in lending to small and medium sized businesses.

We intend to make loans to companies that are substantially owned by leveraged buyout or venture capital funds. We believe that, through Messrs. Gladstone and Brubaker, we have an extensive referral network comprised of venture capitalists, leveraged buyout funds, investment bankers, attorneys, commercial bankers and business and financial brokers. We believe that these entities will be an

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important source of loan opportunities. We intend to enter into additional informal relationships with other leveraged buyout funds and venture capital funds, but we can not assure you that we will be able to do so or that any such relationships will lead to the origination of loans.

Our five non-binding loan commitments currently constitute all of our commitments to invest. In connection with the fulfillment of these commitments, we expect to receive warrants to purchase an equity interest in each of the borrowers. For a detailed description of the proposed borrowers and our loan commitments, see "Prospective Portfolio Companies."

STRATEGY

We intend to make loans at favorable interest rates to small and medium sized businesses that we believe have traditionally been underserved by conventional lenders. We plan to use the established loan referral network of Messrs. Gladstone and Brubaker, as well as our principals, to identify and make senior and subordinated loans to selected businesses that we do not believe have sufficient access to traditional sources of lending. We expect to make loans to borrowers that need funds to finance growth, restructure their balance sheets or effect a change of control, all of which we believe are typically underserved by banks and other traditional institutional lenders.

Our business strategy contemplates that (i) the net capital gains from the sale of the warrants (or stock underlying such warrants) we receive in connection with our lending activities will exceed any losses we may experience from loan defaults, and (ii) the fee income we derive from our lending will provide us with a source of revenue in excess of our general and administrative expenses (excluding interest expense). We cannot assure you that we will be able to achieve our investment objectives or that our business strategy will be successful.

We believe that many opportunities exist to provide loans to small and medium sized businesses and we plan to take advantage of these opportunities. According to the U.S. Small Business Administration, from 1982 to 1995, the number of small businesses increased by 49%. In addition, in 1999, small businesses employed 52% of the private sector work force, contributed 47% of all sales in the United States, were responsible for 51% of the private gross domestic product and produced an estimated 75% of new jobs.

We believe that the market for commercial loans to these small and medium sized businesses is underserved for a number of reasons. First, traditional lenders, such as commercial banks and savings and loans, are generally burdened with an overhead and administrative structure and operate in a regulatory environment that hinders them from lending effectively to these businesses. Second, consolidation in the banking industry during the past decade has decreased the number of banks willing to lend to small and medium sized businesses, as the larger acquiring banks have sought to limit both the credit exposure and monitoring costs associated with loans to smaller businesses. Third, the banking and savings and loan industries have experienced structural and regulatory changes that have greatly affected their ability to make funds available for loans to small and medium sized businesses. Additionally, we believe that many small and medium sized businesses prefer to obtain financing from non-bank finance companies rather than federally insured financial institutions that they perceive to be subject to regulatory pressure to demand the repayment of loans when the borrower encounters a period of economic difficulties. In
October 2000, the Office of the Comptroller of the Currency released its Shared National Credit Report on syndicated loans. This report was a review of bank loans or formal loan commitments in excess of $20 million that are shared by three or more lenders subject to supervision by a federal bank regulatory agency. "Classified" loans, defined as loans that do not meet credit standards set by the U.S. government and which include loans classified as "substandard," "doubtful" and "loss," increased to 3.3% of all loans reviewed as of March 31,

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2000, up from 2.0% as of March 31, 1999 and 1.3% as of March 31, 1998. We
believe that this unfavorable report has caused most banks to tighten the requirements necessary for making business loans. As a result of this tightened credit, fewer bank loans are available to medium and small businesses. We believe that we can provide some of the loans that banks are not providing, however we cannot assure you that we will be able to fulfill this objective.

We believe that we are well positioned to provide financing to small and medium sized businesses that are undergoing a change of ownership or have strong growth characteristics. We are not burdened with the capital and other regulatory requirements of the banking and savings and loan industries and we have relatively low overhead and administrative expenses. Moreover, our strategy of accepting warrants to purchase stock of our borrowers is intended to closely align our interests with those of our portfolio companies, thereby reducing transaction costs, conveying our commitment to the borrowers and enhancing our attractiveness as a financing source. Perhaps most importantly, we believe that we have the experience and expertise to satisfy the financing needs of such businesses. In particular, we intend to utilize Mr. Gladstone's 25 years of experience in financing small to medium sized private businesses and Mr. Brubaker's extensive experience in acquisitions and operations to realize a competitive advantage. We plan to use the established network of loan referral sources, consisting of relationships established over many years by Messrs. Gladstone, Brubaker and our principals, to generate opportunities to identify and make senior and subordinated loans to selected businesses that satisfy our investment criteria. We intend to enter into additional informal relationships with leveraged buyout funds and venture capital funds, but no assurance can be given that we will be able to do so.

We will target small and medium sized private businesses that meet certain criteria, including the potential for growth, adequate assets for loan collateral, experienced management teams with significant ownership interest in the business, adequate capitalization, profitable operations based on cash flow and potential opportunities for us to realize appreciation and gain liquidity in our various equity positions. We may achieve liquidity through a merger or acquisition of the borrower, a public offering of the borrower's stock or by exercising our right to require the borrower to buy back our warrants, though there can be no assurance that we will always have these rights.

As a business development company, we will make available significant managerial assistance to our portfolio companies. Such assistance will typically involve closely monitoring the operations of each borrower, participating in its board and management meetings, being available for consultation with its officers, and providing organizational and financial guidance.

We expect to invest in senior, senior subordinated and junior subordinated notes, with an emphasis on senior subordinated notes. We expect that our loans typically will range from $5 million to $15 million, mature in no more than seven years, and accrue interest at a fixed rate or an annualized variable rate that exceeds the prime rate. To the extent possible, our loans generally will be collateralized by a security interest in the borrower's assets though we may not have the first claim on these assets. Interest payments will generally be made monthly or quarterly with amortization of principal generally being deferred for several years. The principal amount of the loans and any accrued but unpaid interest will generally become due at maturity at five to seven years. We will focus on making loans accompanied by warrants to purchase stock in the borrowers. These warrants will typically have a nominal exercise price and entitle us to purchase a modest percentage of the borrower's stock.

From time to time, a portfolio company may request additional financing, providing us with additional lending opportunities. We will consider such requests for additional financing under the criteria we have established for initial investments and we anticipate that any debt securities we acquire in such follow-on financing will have characteristics comparable to those issued in the original financing. In

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some situations, our failure, inability or decision not to make a follow-on investment may be detrimental to the operations or survival of a portfolio company and thus jeopardize our investment in that borrower.

As noted above, we expect to receive warrants to purchase stock in many of our borrowers. If a financing is successful, not only will our debt securities have been repaid with interest, but we will be in a position to realize a gain on the accompanying equity interests. The opportunity to realize such gain may occur if the borrower is sold to new owners or if it makes a public offering of its stock. In most cases, we will not have the right to require that a borrower undergo an initial public offering by registering securities under the Securities Act of 1933, which we refer to as the Securities Act, but we generally will have the right to sell our equity interests in any subsequent public offering by the borrower. Even when we have the right to participate in a borrower's public offering, the underwriters might insist, particularly if we own a large amount of equity securities, that we retain all or a substantial portion of our shares for a specified period of time. Moreover, we may decide not to sell an equity position even when we have the right and the opportunity to do so. Thus, although we expect to dispose of an equity interest after a certain time, situations may arise in which we hold equity securities for a longer period.

In certain cases, we may receive the right, which we refer to as a put right, to require the borrower to repurchase the warrants from us. When no public offering is available, we may exercise our put rights to dispose of our equity interest in the borrower, although our ability to exercise put rights may be limited or nonexistent if a business is illiquid since it would be unlikely to have the cash available to honor the put right. Similarly, we anticipate that we may obtain the right, which we refer to as an unlocking right, to require that the borrower purchase our warrants or stock if it rejects a bona fide third party acquisition offer. The unlocking rights may allow us to sell our equity interests back to the borrower at the price offered by the potential acquirer.

In addition to the put rights and unlocking rights described above, when one of our portfolio companies does go public, we may undertake hedging strategies with regard to our equity interests in the portfolio company. We may mitigate risks associated with the volatility of publicly-traded securities through means such as selling securities short or writing or buying call or put options. Hedging against a decline in the value of such investments in public companies would not eliminate fluctuations in the values of such investments or prevent losses if the values of such investments decline, but would establish other investments designed to gain from those same developments. Therefore, by engaging in hedging transactions we can moderate the decline in the value of our hedged investments in public companies. However, such hedging transactions would also limit our opportunity to gain from an increase in the value of our investment in the public company. While we currently hold no securities of any publicly traded companies, and therefore have no immediate plans to undertake any such hedging activities, it may be prudent for us to do so in the future. It should be noted that hedging strategies do pose risks to us and our stockholders. However, we believe that such activities, because they will be limited to only a portion of our portfolio, are manageable.

It should also be noted that Section 12(a)(3) of the 1940 Act prohibits us "in contravention of such rules and regulations or orders as [the SEC] may prescribe as necessary or appropriate in the public interest or for the protection of investors . . . to effect a short sale of any security . . ." However, to date, the SEC has not promulgated regulations under this statute. It is possible that such regulations could be promulgated in the future in a way that would require us to change any hedging strategies that we may adopt. We will only engage in any such hedging activities in compliance with applicable law and regulations.

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SELECTION OF LOAN OPPORTUNITIES

We have identified certain characteristics that we believe are important to profitably lend to small and medium sized businesses. The criteria listed below will provide a general guidepost for our lending and investment decisions, although not all of these criteria may be followed in each instance:

GROWTH. In addition to generating sufficient cash flow to service its debt, a potential borrower generally will be required to establish its ability to grow its cash flow. Anticipated growth will be a key factor in determining the value ascribed to the warrants we acquire in connection with many of our loans.

SIGNIFICANT SPONSOR. We will seek out businesses that have been invested in by leveraged buyout funds or venture capital funds. We believe that having a substantial equity sponsor that has made a meaningful investment in the business is the hallmark of a good borrowing candidate.

LIQUIDATION VALUE OF ASSETS. Although we do not intend to operate as an asset-based lender, liquidation value of the assets collateralizing our loans will be an important factor in each credit decision. Emphasis will be placed both on tangible assets (accounts receivable, inventory, plant, property and equipment) as well as intangible assets such as customer lists, networks, databases and recurring revenue streams.

EXPERIENCED MANAGEMENT TEAM. We will generally require that each borrower have a management team that is experienced and properly incentivized through a significant ownership interest in the borrower. We generally will require that a borrower have, at a minimum, a strong chief executive officer and chief financial officer who have demonstrated the ability to accomplish the borrower's objectives and implement its business plan.

PROFITABLE OR NEAR PROFITABLE OPERATIONS. We will focus on borrowers that are profitable or near profitable at the operating level. We do not intend typically to lend to or invest in start-up or other early stage companies, nor do we intend typically to lend to or invest in businesses that are experiencing operating problems.

EXIT STRATEGY. Prior to making a loan that is accompanied by a warrant to purchase stock of the borrower, we will analyze the potential for the borrower to experience a liquidity event that will allow us to realize value for our equity position. Liquidity events include, among other things, an initial public offering, a private sale of our financial interest, a merger or acquisition of the borrower or a purchase of our equity position by the borrower or one of its stockholders.

OPERATIONS

ORIGINATION PROCESS. Including Messrs. Gladstone and Brubaker, we currently have five professionals responsible for originating loans and investments and providing financial assistance to small and medium sized businesses and one person responsible for loan accounting. Upon completion of this offering, we plan to hire two additional professionals with substantial business lending experience and two additional persons to handle administration. All of these employees will operate out of our headquarters in McLean, Virginia. We also plan to hire two additional loan officers in New York, New York, with substantial business lending experience. To originate loans, our lending officers will use an extensive referral network comprised of venture capitalists, leveraged buyout funds, investment bankers, attorneys, accountants, commercial bankers and business brokers. We intend to enter into additional informal relationships with leveraged buyout funds and venture capital funds, but no assurance can be given that we will be able to do so.

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APPROVAL PROCESS.  Our lending professionals will review informational packages in search of potential financing opportunities and will conduct a due diligence investigation of each applicant that passes an initial screening process. This due diligence investigation generally will include one or more on-site visits, a review of the potential borrower's historical and projected financial information, interviews with management, employees, customers and vendors of the applicant, and background checks and research on the applicant's product, service or particular industry. Upon completion of the due diligence investigation, our financial professional will create a borrower profile summarizing the prospective borrower's historical financial statements, industry and management team and analyzing its conformity to our general investment criteria. Our lending professional will then present this profile to our credit committee, which will initially be comprised of David Gladstone and Terry Brubaker. Our credit committee must unanimously approve each loan and each member of our board of directors must affirmatively review each financing.

COMPETITION

Our primary competitors will include financial institutions, leveraged buyout funds, venture capital firms, mezzanine partnerships, hedge funds, and other nontraditional lenders. Many of these entities have greater financial and managerial resources than we will have. For additional information concerning the competitive risks we face, see "Risk Factors--Risks Relating to Our Business and Structure--We operate in a highly competitive market for investment opportunities."

EMPLOYEES

We currently have five lending officers, all of whom are professionals working on financings for small and medium sized businesses. Upon completion of this offering, we intend to hire four additional professionals with business lending experience and two additional administrative personnel. We believe that our relations with our employees are excellent. We intend to maintain a relatively low level of overhead by outsourcing most job functions not directly related to marketing, underwriting our investments or our executive management.

TEMPORARY INVESTMENTS

Pending investment in other types of "qualifying assets," as described under "Regulation," we will invest our otherwise uninvested cash primarily in cash, cash items, government securities or high quality debt securities maturing in one year or less from the time of investment in such high quality debt investments, which we refer to collectively as temporary investments, so that 70% of our assets are qualifying assets. For additional information regarding regulations to which we are subject, see "Regulation." Typically, we will invest in U.S. Treasury bills or in repurchase obligations of a "primary dealer" in government securities, as designated by the Federal Reserve Bank of New York, or of any other dealer whose credit has been established to the satisfaction of the board of directors. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Such interest rate is effective for the period of time during which the investor's money is invested in the arrangement and is related to current market interest rates rather than the coupon rate on the purchased security. Our custodian, or the correspondent in its account with the Federal Reserve/ Treasury Book Entry System, will be required to constantly maintain underlying securities in an amount at least equal to the repurchase price. If the seller were to default on its repurchase obligation,

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we might suffer a loss to the extent that the proceeds from the sale of the underlying security were less than the repurchase price. A seller's bankruptcy could delay or prevent a sale of the underlying securities. Our board of directors has established procedures, which it will review periodically, requiring us to monitor the creditworthiness of the dealers with which we enter into repurchase agreement transactions.

LEVERAGE

For the purpose of making investments other than temporary investments and to take advantage of favorable interest rates, we intend to issue senior debt securities, up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us to issue senior debt securities and preferred stock, which we refer to collectively as senior securities, in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of senior securities. Such indebtedness may also be incurred for the purpose of effecting repurchases of our common stock. As a result of issuing senior securities, we would become exposed to the risks of leverage. For information regarding the risks associated with leverage, see "Risk Factors--Risks Relating to Our Business and Structure--Our business plan is dependent upon external financing which may expose us to risks associated with leverage." We do not, however, intend to leverage ourselves so long as we hold cash or temporary investments in an amount sufficient to fund the amount of investments, other than temporary investments, we project to make in the 12 months following the completion of this offering. See "Description of Capital Stock--Preferred Stock" and "Regulation." As permitted by the 1940 Act, we may, in addition, borrow amounts up to 5% of our total assets for temporary or emergency purposes.

SECURITIZATION

In an effort to increase our returns and the number of loans that we can make, we anticipate that we will seek to securitize our loans. To securitize loans, we would create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. Then we would seek to have the pool of loans in the subsidiary rated by rating agencies. Once the pool of loans is rated, we would then sell interests in the pool of loans to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment-grade loan pools. We would use the proceeds of such sales to pay down bank debt or to make or purchase new loans. There are risks associated with this strategy since we intend to retain the non-investment grade portion of the subsidiary, rather than to securitize it, and the unrated portion of the subsidiary is the one most likely to generate losses. We do not intend to securitize any warrants that we receive in connection with any loans we make.

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Investment objectives and policies

Our investment objectives are to achieve a high level of current income by investing in debt securities, consisting primarily of senior notes, senior subordinated notes and junior subordinated notes, of established private businesses that are backed by leveraged buyout funds, venture capital funds or others, with a particular emphasis on senior subordinated notes. We will also seek to provide our stockholders with long-term capital growth through the appreciation in the value of warrants or other equity instruments that we may receive when we make loans. The following restrictions, along with these investment objectives, are our only fundamental policies, which are policies that may not be changed without the approval of the holders of the majority of our outstanding voting securities, as defined in the 1940 Act. The percentage restrictions set forth below, other than the restriction pertaining to the issuance of senior securities, as well as those contained elsewhere in this prospectus, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause other than an action by us will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

We will at all times conduct our business so as to retain our status as a business development company. In order to retain that status, we may not acquire any assets (other than non-investment assets necessary and appropriate to its operations as a business development company) if after giving effect to such acquisition the value of our "qualifying assets" amounts to less than 70% of the value of our total assets. For a summary definition of "qualifying assets," see "Regulation." We anticipate that the securities we seek to acquire (provided that we control or, through our officers or other participants in the financing transaction, make significant managerial assistance available to the issuers of these securities), as well as temporary investments, will generally be qualifying assets. Securities of public companies, on the other hand, are generally not qualifying assets unless they were acquired in a distribution, in exchange for, or upon the exercise of, a right relating to securities that were qualifying assets.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. We may invest up to 20% of our assets in securities of a particular issuer. We may exceed this limitation in connection with bridge financings, although these bridge investments will never exceed 25% of our total assets at any time. We do not intend to concentrate our investments in any particular industry or group of industries.

We will at all times endeavor to conduct our business so as to retain our status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. In order to do so, we must meet income source, asset diversification and annual distribution requirements. To meet the income source requirements, at least 90% of our gross income for each taxable year must be from dividends, interest payments with respect to loans, gains from sales or other disposition of securities or other income derived with respect to our business of investing in securities. To meet the asset diversification requirements, as of the close of each quarter, at least 50% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities to the extent that (1) we do not hold more than 10% of the voting securities of an issuer of such other securities and (2) such other securities of any one issuer do not represent more than 5% of our total assets. Finally, no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses. To meet the annual distribution

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requirement, we must distribute 90% or more of our ordinary income and short-term capital gains, if any, on an annual basis.

We may issue senior securities, such as debt or preferred stock, to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary emergency or other purposes. As a business development company, we may issue senior securities up to an amount so that our asset coverage, as defined in the 1940 Act, is at least 200% immediately after each issuance of senior securities. For a discussion of the risks associated with the resulting leverage, see "Risk Factors--Risks Relating to Our Business and Structure--Our business plan is dependent upon external financing which may expose us to risks associated with leverage."

We will not (i) act as an underwriter of securities of other issuers (except to the extent that we may be deemed an "underwriter" of securities we purchase that must be registered under the Securities Act before they may be offered or sold to the public); (ii) purchase or sell real estate or interests in real estate or real estate investment trusts (except that we may (x) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments (y) own the securities of companies or participate in a partnership or partnerships that are in the business of buying, selling or developing real estate or (z) finance the purchase of real estate by our portfolio companies);
(iii) sell securities short (except with regard to managing the risks associated with publicly-traded securities issued by our portfolio companies);
(iv) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); (v) write or buy put or call options (except
(x) to the extent of warrants or conversion privileges in connection with our acquisition financing or other investments and rights to require the issuers of such investments or their affiliates to repurchase them under certain circumstances, (y) with regard to managing risks associated with publicly-traded securities issued by portfolio companies or (z) with regard to managing the risks associated with interest rate fluctuations); (vi) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations or in managing the risks associated with interest rate fluctuations); or
(vii) acquire more than 3% of the voting stock of, or invest more than 5% of our total assets in any securities issued by any other investment company, except as they may be acquired as part of a merger, consolidation or acquisition of assets. With regard to that portion of our investments in securities issued by other investment companies, it should be noted that such investments may subject our stockholders to additional expenses.

INVESTMENT ADVISOR

We have no investment advisor and are internally managed by our executive officers under the supervision of our board of directors.

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Prospective portfolio companies

The following descriptions set forth certain information regarding each business to which we have entered into a non-binding commitment to make a loan. We currently expect that each of these non-binding commitments will be satisfied from the net proceeds of this offering, assuming the closing of this offering and, among other things, the satisfactory completion of our due diligence investigations of each borrower, acceptance of the terms and structure and receipt of necessary consents. Unless otherwise noted, the only relationship between us and each prospective borrower is our non-binding loan commitment. Following the closing of this offering and the fulfillment of these loan commitments, the investments described below will be our only investments. In the aggregate, they will represent no more than 32% of our assets and no single investment will represent more than 11% of our assets. While we may make additional loans to these businesses, we have no present plans to make any such loans or investments that would raise our investment in any one business above 20% of our total assets. Any such additional loans and investments will be made in accordance with our investment policies and procedures.

Based on our due diligence investigations conducted to date, we believe that each of our potential portfolio loans described below will satisfy our general lending criteria (i.e., growth prospects, established business, experienced management, significant equity sponsor, potential exit strategy, etc.) and that all of the loans and warrants will be qualifying assets under the 1940 Act. For each loan, one of our lending professionals, either Mr. Gladstone, Mr. Brubaker or one of our principals, has screened the potential borrower to determine satisfaction of our general lending criteria. Subsequently, we have initiated a due diligence investigation of the potential borrower and negotiated the terms of the non-binding commitment letter. Upon consummation of a loan, the same lending professional, under the supervision of our senior management, and according to the procedures of our internal credit committee, will be responsible for monitoring and servicing the loan. Each of the proposed borrowers described below are portfolio companies of Three Cities Research and came to our attention through Mr. Gladstone's relationship with Three Cities.

With respect to each of these non-binding commitments, we will only agree to provide the loan if, among other things, the results of our due diligence investigations are satisfactory to us, the terms and structure of the loans are acceptable to us and we have received all necessary consents. If, for any reason, we do not wish to make any one of the loans, we will not be obligated to do so. Similarly, none of the borrowers are obligated to receive a loan from us. Our management has initiated its due diligence of these businesses, however, there can be no assurance that we will not discover facts in the course of our due diligence that would render these investments imprudent nor that any of the loans described below will actually be made.

Garden Ridge Corporation (Houston, TX)

We have signed a non-binding commitment letter to provide a $20 million senior subordinated loan to Garden Ridge Corporation of Houston, Texas. Garden Ridge operates 35 large retail stores that sell merchandise for the home. The stores are located in 12 states in the Southwest and Southeast United States in urban growth areas with its highest store concentration in Texas. Garden Ridge was founded in 1979, went public in 1994 and was taken private in January 2000. The expected interest rate on the loan will be 10% per annum. As part of the loan, we expect to receive a warrant to purchase 1.8% of Garden Ridge's stock for a nominal exercise price. Mr. Gladstone has previous experience with Garden Ridge in connection with a loan made to Garden Ridge by Allied Capital while
Mr. Gladstone was serving as chairman and chief executive officer of Allied Capital.

If we consummate the loan to Garden Ridge, it will constitute approximately 10.8% of our assets. The size of this loan will expose us to the risks associated with Garden Ridge's business. In particular, the

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
Prospective portfolio companies
--------------------------------------------------------------------------------

home merchandise retail market in which Garden Ridge competes is very competitive and certain of Garden Ridge's competitors and potential competitors have greater financial resources and brand recognition than it does. Additionally, we believe that the home merchandise retail market is susceptible to general economic conditions. A loss of market share to its competitors or an overall decline in retail spending in the home merchandise market could have a material adverse impact on Garden Ridge and its ability to repay our loan, which would likely have an adverse impact on us.

American Remanufacturing, Inc. (Anaheim, CA)

We have signed a non-binding commitment letter to provide $15 million in subordinated debt to ARI Holdings, Inc. (ARI), headquartered in Anaheim, California, and its parent company, American Remanufacturing, Inc. This debt is structured as an $8 million senior subordinated loan and a $7 million junior subordinated loan. Founded in 1997, ARI is one of the largest remanufacturers of auto parts in the United States. The expected interest rate on each loan will be 13% per annum. In connection with the loans, we expect to receive a warrant to buy 3.2% of ARI's stock for a nominal exercise price.

If we consummate the loan to ARI, it will constitute approximately 8.1% of our assets. The size of this loan will expose us to the risks associated with ARI's business. In particular, the automotive remanufacturing market in which ARI competes is very competitive and certain of ARI's competitors and potential competitors have greater financial resources than it does. We believe that, in 2000, 57% of ARI's sales were consolidated among five customers. Any loss of a significant customer by ARI could have a materially adverse impact on ARI and its ability to repay our loan, which would likely have an adverse impact on us.

Finn Corporation (Fairfield, OH)

We have signed a non-binding commitment letter to provide a $10.5 million senior subordinated loan to Finn Corporation of Fairfield, Ohio. Finn was founded in 1932 and is a leading designer, manufacturer and marketer of landscape and erosion control equipment. Finn's product line includes HydroSeeders-TM-, straw blowers, bark blowers, compact skid steers and other related products and services. The expected interest rate on the loan will be 13% per annum and we expect to receive a warrant to purchase 3.0% of Finn's stock for a nominal exercise price.

If we consummate the loan to Finn, it will constitute approximately 5.6% of our assets. The size of this loan will expose us to the risks associated with Finn's business. In particular, the landscape and erosion control equipment market in which Finn competes is very fragmented and competitive. Certain of Finn's competitors and potential competitors have greater financial resources than it does. We believe that in 2000, less than 50% of Finn's sales were consolidated among 10 customers. Any loss of a significant customer by Finn could have a materially adverse impact on Finn and its ability to repay our loan, which would likely have an adverse impact on us.

Morning Sun, Inc. (Tacoma, WA)

We have signed a non-binding commitment letter to provide a $6 million senior subordinated loan to Morning Sun, Inc., located in Tacoma, Washington. Founded in 1986, Morning Sun designs and manufactures custom imprinted and embroidered fleece and active wear on imported blank t-shirts, sweatshirts and fleece wear. The expected interest rate on the loan will be 13% per annum and we expect to receive a warrant to purchase 5.5% of Morning Sun's stock for a nominal exercise price.

National Directory Company (Tustin, CA)

We have signed a non-binding commitment letter to provide a $5 million senior subordinated loan to National Directory Company, Inc. (NDC) of Tustin, CA. Founded in 1982, NDC was one of the first independent yellow pages directory publishers to serve multiple contiguous local markets. It now publishes 38 yellow page directories. The expected interest rate on the loan will be 13% per annum and we will expect to a warrant to purchase 2% of NDC's stock for a nominal exercise price.

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Management

Our business and affairs are managed under the direction of our board of directors. Our board of directors currently consists of two members, but prior to the completion of this offering, it will be expanded to five members, three of whom will not be "interested persons" of Gladstone Capital Corporation as defined in Section 2(a)(19) of the 1940 Act, who we refer to as our independent directors. Our board of directors elects our officers who serve at the discretion of the board of directors.

EXECUTIVE OFFICERS AND DIRECTORS

Our executive officers and directors and their positions are set forth below:

NAME                                               AGE      POSITIONS
----                                             --------   ---------
David Gladstone................................     60      Chairman of the Board of Directors and
                                                            Chief Executive Officer (1)(4)
Terry Brubaker.................................     57      President, Chief Operating Officer and Director
                                                            (1)
Harry Brill....................................     54      Chief Financial Officer and Treasurer (1)
Virginia Rollins...............................     40      Principal
Joseph Bute....................................     51      Principal
Buzz Cooper....................................     44      Principal
David A.R. Dullum..............................     55      Director (2)(3)(4)(5)
George Stelljes, III...........................     38      Director (3)(4)(5)
Anthony W. Parker..............................     55      Director (2)(3)(5)

------------

(1) INTERESTED PERSON AS DEFINED IN SECTION 2(A)(19) OF THE 1940 ACT.

(2) MEMBER OF THE COMPENSATION COMMITTEE.

(3) MEMBER OF THE AUDIT COMMITTEE.

(4) MEMBER OF THE EXECUTIVE COMMITTEE.

(5) EXPECTED TO JOIN OUR BOARD OF DIRECTORS PRIOR TO THE COMPLETION OF THIS OFFERING.

The following is a summary of certain biographical information concerning our executive officers, directors and those individuals we expect to become directors prior to the completion of this offering:

    David Gladstone. Mr. Gladstone is a founder of Gladstone Capital Corporation and has been our chief executive officer and chairman of our board of directors since inception. Prior to founding Gladstone Capital Corporation, Mr. Gladstone served as chairman of the board of directors of American Capital Strategies, a publicly traded leveraged buyout fund and mezzanine debt finance company, from June 1997 to August 1998, and has served as its vice chairman since August 1998. From 1974 to February 1997, Mr. Gladstone held various positions, including chairman and chief executive officer, with Allied Capital Corporation, Allied Capital Corporation II, Allied Capital Lending Corporation, Allied Capital Commercial Corporation and Allied Capital Advisors Inc. The Allied companies were the largest group of publicly traded mezzanine debt funds and were managers of two private venture capital limited partnerships. From 1992 to 1997, Mr. Gladstone served as a director, president and chief executive officer of Business Mortgage Investors, a private mortgage REIT managed by Allied Capital. Mr. Gladstone served as a director of The Riggs National Corporation (the parent of Riggs Bank) from 1993 to May 1997 and of Riggs Bank from 1991 to 1993. He has served as a trustee of The George Washington University and currently is a trustee emeritus. He is a past member of the Listings and Hearings Committee of the National Association of Securities Dealers, Inc. He is a current member of the advisory committee to the Women's Growth Capital Fund, a venture capital firm that finances women-owned small businesses. Mr. Gladstone was the managing member of

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30

Management
--------------------------------------------------------------------------------

The Capital Investors, a group of angel investors, and is currently a member emeritus. He is also the chairman and owner of B & G Berry Corporation, a large strawberry farming operation in California. Mr. Gladstone is also a director of Capital Automotive REIT, a real estate investment trust. Mr. Gladstone holds a MBA degree from the Harvard Business School, a MA from American University and a BA from the University of Virginia. Mr. Gladstone has authored two books on financing for small and medium sized businesses, VENTURE CAPITAL HANDBOOK and VENTURE CAPITAL INVESTING.

    Terry Brubaker. Mr. Brubaker has been our president and chief operating officer and a director since May 2001. In March 1999, Mr. Brubaker was a founder, and now serves as chairman of Heads Up Systems, a company providing process industries with leading edge technology. From 1996 to 1999, Mr. Brubaker served as vice president of the paper group for the American
Forest & Paper Association. From 1992 to 1995, Mr. Brubaker served as president of Interstate Resources, a pulp and paper company. From 1991 to 1992, Mr. Brubaker served as president of IRI, a radiation measurement equipment manufacturer. From 1981 to 1991, Mr. Brubaker held several management positions at James River Corporation, a forest and paper company, including vice president of strategic planning from 1981 to 1982, group vice president of the Groveton Group and Premium Printing Papers from 1982 to 1990 and vice president of human resources development in 1991. From 1976 to 1981, Mr. Brubaker was strategic planning manager and marketing manager of white papers at Boise Cascade. Previously, Mr. Brubaker was a senior engagement manager at McKinsey & Company from 1972 to 1976. Mr. Brubaker holds a MBA degree from the Harvard Business School and a BSE from Princeton University.

    Harry Brill. Mr. Brill has been our treasurer and chief financial officer since May 2001. From 1995 to April 2001, Mr. Brill served as a personal financial advisor. From 1975 to 1995, Mr. Brill held various positions, including treasurer, chief accounting officer and controller, with Allied Capital Corporation where Mr. Brill was responsible for all of the accounting work for Allied Capital and its family of funds. Mr. Brill received his degree in accounting from Ben Franklin University.

    Virginia Rollins. Ms. Rollins has been a principal since May 2001. From 1998 to May 2001, Ms. Rollins served as vice president and principal of American Capital Strategies where she was responsible for marketing, originations, underwriting and portfolio management for the Bethesda, Maryland office. From 1993 to 1997, Ms. Rollins served as managing director and deputy managing director of Bulgarian American Enterprise Fund, a private investment firm which focuses on making loans to and investments in Bulgaria. Ms. Rollins holds a Masters of International Management from the American Graduate School of International Management and a BA from the University of North Carolina, Chapel Hill.

    Joseph Bute. Mr. Bute has been a principal since May 2001. From 1996 to April 2001, Mr. Bute served as principal and vice president of American Capital Strategies, where he was responsible for marketing, originations, underwriting and portfolio management for the Pittsburgh, Pennsylvania office. During that period, he invested $35 million for American Capital in four companies and served as a director of each. From 1992 to 1996, Mr. Bute was director of manufacturing services of the Steel Valley Authority where he established and developed a nationally recognized manufacturing retention program for the Commonwealth of Pennsylvania. Mr. Bute holds a BS from the University of San Francisco.

    Buzz Cooper. Mr. Cooper has been a principal since May 2001. From 1986 to 2000, Mr. Cooper served as a principal of Allied Capital Corporation. At Allied Capital, Mr. Cooper was responsible for identifying, sourcing, underwriting, managing, financing and servicing all forms of

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                                                                              31

Management
--------------------------------------------------------------------------------

commercial real estate. During his time at Allied Capital, Mr. Cooper also administered an investment portfolio of over $250 million. Mr. Cooper holds a BA from Washington and Lee University.

    David A.R. Dullum. Mr. Dullum is to become a director prior to the completion of this offering. From 1995 to the present, Mr. Dullum has been a partner of New England Partners, a venture capital firm focused on investments in small and medium sized businesses in the Mid-Atlantic and New England regions. From 1973 to 1990, Mr. Dullum was the managing general partner of Frontenac Company, a Chicago-based venture capital firm. Mr. Dullum holds a MBA from Stanford Graduate School of Business and a BME from the Georgia Institute of Technology.

    George Stelljes, III. Mr. Stelljes is to become a director prior to the completion of this offering. In 1999, Mr. Stelljes was a co-founder, and has since been the managing member of Camden Partners, a private equity firm which finances high growth companies in the communications, healthcare and business services sectors. From 1997 to 1999, Mr. Stelljes was a partner of Columbia Capital, a venture capital firm focused on investments in communications and information technology. Prior to joining Columbia, Mr. Stelljes was a principal at Allied Capital Corporation from 1989 to 1997. Mr. Stelljes currently serves on the boards of directors of Agilquest, Dominion Digital and Virginia Capital. He is also a former board member and regional president of the National Association of Small Business Investment Companies. Mr. Stelljes holds a MBA from the University of Virginia and a BA in Economics from Vanderbilt University.

    Anthony W. Parker. Mr. Parker is to become a director prior to the completion of this offering. In 1997, Mr. Parker founded Medical Funding Corporation, a company which purchases medical receivables. In the summer of 2000, Medical Funding Corporation purchased a Snelling Personnel Agency franchise in Washington, DC which provides full staffing services for the local business community. Mr. Parker currently serves as chairman of Medical Funding Corporation. From 1992 to 1996, Mr. Parker was chairman of, and a 50% stockholder of, Capitol Resource Funding, Inc. ("CRF"), a commercial finance company with offices in Dana Point, California and Arlington, Virginia.
Mr. Parker joined CRF shortly after its inception and was instrumental in growing the company from a startup to one that by 1996 was purchasing receivables at the rate of $150 million per year, with over 40 employees.
Mr. Parker practiced corporate and tax law for over 15 years--from 1980 to 1983 at Verner, Liipfert, Bernhard & McPherson, and from 1983 to 1992 in private practice. From 1973 to 1977 Mr. Parker served as executive assistant to the administrator of the U. S. Small Business Administration. Mr. Parker received his J. D. and Masters in Tax Law from Georgetown Law Center and his undergraduate degree from Harvard College.

COMPENSATION OF EXECUTIVE OFFICERS

We have entered into employment agreements with Messrs. Gladstone and Brubaker, who we refer to as our senior executive officers. The employment agreement of each of the senior executive officers provides for a three-year term. However, one year before the expiration of each agreement, its term will be automatically renewed for an additional year, unless either party has given three months advance written notice that the automatic extensions are to cease.

Upon the completion of this offering, the base salary under the employment agreements of Messrs. Gladstone and Brubaker will be $200,000 per year. Our board of directors will have the right to increase the base salary during the term and also, generally, to decrease it, but not below $200,000.

The employment agreements provide that each of the senior executive officers is entitled to participate in a performance based bonus program under which each will be eligible to receive up to 100% of his

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
Management
--------------------------------------------------------------------------------

base salary depending on our performance against certain criteria to be established annually by the compensation committee of the board of directors.

Each senior executive officer will also be contractually entitled to participate in our 2001 Equity Incentive Plan, described below, effective with the completion of this offering. The employment agreements provide that Mr. Gladstone and Mr. Brubaker will receive options to purchase 100,000 shares and 200,000 shares, respectively, of our common stock upon completion of this offering. These options will have an exercise price equal to the fair market value of our common stock on the date of grant. These stock options will fully vest over one year following the date of grant, with half of the granted options vesting on the date of grant and the remainder vesting on the first anniversary of the date of grant. However, each senior executive officer may exercise his option before it is fully vested. If a senior executive officer elects to exercise his option early, the stock he receives upon such exercise will be restricted stock that is subject to the same vesting schedule that was applicable to the option. Until he satisfies these vesting requirements, the senior executive officer will not be allowed to sell, assign or convey the shares. If a senior executive officer's employment is terminated, we will have the right to repurchase any early exercised shares that have not vested, by paying the exercise price to the senior executive officer.

If we should terminate a senior executive officer's employment by reason of his disability, he would be entitled to receive from us, for two years, the difference between his then current base salary plus annual bonus and any long-term disability benefits. Additionally, the senior executive officer's unvested options which would have vested within two years of the termination date would immediately vest. All vested options would expire unless exercised (and all outstanding loans resulting from the prior exercise of any options would have to be repaid) within 18 months of the termination date. If we should terminate a senior executive officer's employment for any reason other than disability or cause, the senior executive officer would be entitled to receive his base salary and annual bonus for a period of two years from the date of termination, although he could choose to forgo the payments and thus obtain a release from non-compete provisions applicable during this period. These payments would also be made if the senior executive officer resigned for good reason, which generally includes our materially and adversely changing his responsibilities and duties or a material breach by us of our compensation obligations under the employment agreement. The senior executive officer will also receive severance if he is terminated in connection with a change of control or if he is not notified that the employment agreement will be continued upon a change in control. Mr. Gladstone's employment agreement also defines "good reason" as a determination by him of a material difference with our board of directors. Additionally, a senior executive officer's unvested stock options would generally vest if his employment were terminated for any reason other than a disability or cause or if he resigned with good reason.

If a senior executive officer dies, his estate will be entitled to receive an amount equal to any bonus received in the year prior to the executive's death. Additionally, he will be considered to have vested on the date of death in those options which would vest within one year of the date of death, and would forfeit any unvested options scheduled to vest after one year from the date of death. All such vested options would expire unless exercised (and all outstanding loans resulting from the prior exercise of any options would have to be repaid) within 18 months of the date of death.

In the event that we should terminate a senior executive officer's employment for cause or in the event that the senior executive officer voluntarily terminates his employment for other than good reason, all unvested stock options would be forfeited and he would have no more than 90 days to exercise any vested but unexercised options (and to repay any outstanding loans resulting from the prior exercise of any options).

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                                                                              33

Management
--------------------------------------------------------------------------------

Upon termination of employment, each senior executive officer would be subject to certain non-compete covenants. In the case of Mr. Brubaker, these covenants would generally apply for two years, although should Mr. Brubaker resign without good reason, the covenants would apply for only one year following the date of resignation. The covenants applicable to Mr. Gladstone are generally shorter, although in essentially all cases Mr. Gladstone would be prohibited from competing with us for at least one year from the completion of this offering. As noted above, during periods when the senior executive officers are receiving severance payments from us, they may terminate these covenants prohibiting competition by foregoing such severance payments.

Each of the employment agreements also provides that the senior executive officer will maintain the confidentiality of our confidential information during and after the period of his employment.

Other than as described above, we have not entered into any employment agreements. None of our executive officers are expected to receive compensation during the fiscal year ending September 30, 2001 in excess of $60,000.

BOARD OF DIRECTORS

Pursuant to the terms of our bylaws, following the closing of this offering, our directors will be divided into three classes. One class will hold office initially for a term expiring at the annual meeting of stockholders to be held in 2002, a second class will hold office initially for a term expiring at the annual meeting of stockholders to be held in 2003 and a third class will hold office initially for a term expiring at the annual meeting of stockholders to be held in 2004. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified.
Mr. Parker's term will expire in 2002, the term of Messrs. Brubaker and Dullum will expire in 2003, and the term of Messrs. Gladstone and Stelljes will expire in 2004. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

COMMITTEES OF THE BOARD OF DIRECTORS

EXECUTIVE COMMITTEE. Our board of directors has authorized the creation of an executive committee to be established immediately prior to the completion of this offering. Membership of our executive committee initially will be comprised of Messrs. Gladstone, Dullum and Stelljes. The executive committee has the authority to exercise all powers of the board of directors except for actions that must be taken by the full board of directors under the Maryland General Corporation Law.

AUDIT COMMITTEE. Our board of directors has authorized the creation of an audit committee to be established immediately prior to the completion of this offering. Membership of the audit committee initially will be comprised of Messrs. Dullum, Stelljes and Parker, each of whom is an independent director. The audit committee will make recommendations concerning the engagement of independent public accountants, review with our independent public accountants the plans and results of the audit engagement, approve professional services provided by our independent public accountants, review the independence of our independent public accountants and review the adequacy of our internal accounting controls.

COMPENSATION COMMITTEE. Our board of directors has authorized the creation of a compensation committee to be established immediately prior to the completion of this offering. Membership of the compensation committee initially will be comprised of Messrs. Parker and Dullum, each of whom is an

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Management
--------------------------------------------------------------------------------

independent director. The compensation committee will determine compensation for our executive officers, in addition to administering initially our 2001 Plan, which is described below.

COMPENSATION OF DIRECTORS

As compensation for serving on our board of directors, each of our non-employee directors will receive an annual fee of $10,000 and an additional $1,000 per each meeting of the board attended, with no additional fee paid in connection with attending committee meetings. In addition, we will reimburse our directors for their reasonable out-of-pocket expenses incurred in attending meetings of the board of directors. We will also make grants of stock options to our non-employee directors from time to time pursuant to the 2001 Plan. Each non-employee member of our board of directors will receive, upon completion of this offering, an option to purchase 10,000 shares of our common stock. At the time of each annual meeting of our stockholders, each non-employee director shall receive an additional option to purchase 10,000 shares of our common stock.

None of our directors is expected to receive compensation during the fiscal year ending September 30, 2001 in excess of $60,000.

2001 EQUITY INCENTIVE PLAN

Effective June 2, 2001, we adopted the 2001 Equity Incentive Plan, which we refer to as the 2001 Plan, for the purpose of attracting and retaining the services of executive officers, directors, other key employees and consultants. Under the 2001 Plan, the board of directors or our compensation committee, may award incentive stock options within the meaning of Section 422 of the Code, or ISOs, to employees, and nonstatutory stock options to employees, consultants, and non-employee directors. In addition, the 2001 Plan permits the granting of stock bonuses and rights to purchase restricted stock.

We have authorized for issuance 600,000 shares of capital stock under the 2001 Plan to employees, directors or consultants. This amount is subject to increase by 4.5% of the number of shares sold under the underwriters' over-allotment option, up to a maximum of 681,000 shares. The share reserve shall consist of our common stock and preferred stock. Accordingly, participants in the 2001 Plan may receive awards of preferred or common stock, or options to purchase such stock, as determined by our board of directors or our compensation committee. Options granted under the 2001 Plan may be exercised for a period of no more than 10 years from the date of grant. Unless sooner terminated by our board of directors, the 2001 Plan will terminate on June 1, 2011 and no additional awards may be made under the 2001 Plan after that date.

STOCK OPTIONS

Options granted under the 2001 Plan will entitle the optionee, upon exercise, to purchase shares of capital stock from us at a specified exercise price per share. ISOs must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant or, if the optionee owns or is treated as owning (under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of our stock, 110% of the fair market value of a share of stock on the date of the grant. Nonstatutory stock options granted under the 2001 Plan must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant. Options will not be transferable other than by laws of descent and distribution and will generally be exercisable during an optionee's lifetime only by the optionee.

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Management
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The compensation committee will administer the 2001 Plan and have the authority, subject to the provisions of the 2001 Plan, to determine who will receive awards under the 2001 Plan and the terms of such awards. The compensation committee will have the authority to adjust the number of shares available for options, the number of shares subject to outstanding options and the exercise price for options following the occurrence of events such as stock splits, dividends, distributions and recapitalizations. The compensation committee may lower the exercise price for any outstanding stock options, or may issue replacement options for options previously granted at a higher exercise price.

If authorized by the compensation committee, the exercise price of an option may be paid in the form of shares of stock that are already owned by a participant. The compensation committee also may permit a "cashless exercise" arrangement whereby an optionee, without payment of the exercise price, receives upon exercise, shares having an aggregate fair market value equal to the product of
(i) the excess of the fair market value of a share on the exercise date over the exercise price and (ii) the number of shares covered by the option. The compensation committee may provide for payment of the exercise price with a promissory note, with interest accruing at a commercially reasonable market rate, and subject to such other re-payment terms and conditions as established by the compensation committee.

With respect to any nonstatutory stock option (as defined in the 2001 Plan), the compensation committee may provide that if an employee delivers shares of stock in full or partial payment of the exercise price of the nonstatutory stock option, the employee will be granted a "reload stock option" to purchase that number of shares of stock delivered by the employee.

STOCK BONUSES OR RESTRICTED STOCK

Participants in the 2001 Plan may be awarded stock bonuses in exchange for their services, or may purchase restricted stock. These shares may be subject to a time-based vesting schedule, or the attainment of performance goals established by the compensation committee. The purchase price for restricted stock will not be less than the fair market value of our stock on the date of purchase. Upon a participant's termination of service with us, we may have the option to repurchase the unvested shares of stock at the original purchase price paid by participant for such shares, if any. The specific terms and conditions of stock awards shall be governed by individual agreements in a form approved by the compensation committee. Stock awarded under the 2001 Plan is transferable if so determined by our compensation committee in its discretion.

CORPORATE TRANSACTIONS AND CHANGE IN CONTROL PROVISIONS

Upon specified corporate transactions (as defined in the 2001 Plan), all outstanding stock awards under the 2001 Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar stock awards, the stock awards held by the participants whose continuous service has not terminated prior to the corporate transaction, will be accelerated in full and then terminated to the extent not exercised prior to the corporate transaction. With respect to any other stock awards which are not assumed or substituted and are held by participants whose continuous service has terminated on or prior to the corporate transaction, such stock awards will not be accelerated unless otherwise provided in a written agreement between us, or any of our affiliates, and the participant.

Upon a change in control (as defined in the 2001 Plan), stock awards held by participants whose continuous service has not terminated prior to the change in control shall be subject to additional

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Management
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acceleration of vesting, but only to the extent as provided in any written agreement between us, or any of our affiliates, and the participant.

FEDERAL TAX CONSEQUENCES

The following is a brief summary of the federal income tax aspects of stock options, restricted stock grants and stock bonus awards to be granted under the 2001 Plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

ISOS. No taxable ordinary income is realized by the participant upon the grant or exercise of an ISO. If shares of stock are issued to a participant pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the participant within two years of the date of grant or within one year after the transfer of the shares to the participant, then: (i) upon the sale of the shares, any amount realized in excess of the option price will be taxed to the participant as a long-term capital gain, and any loss sustained will be a capital loss, and (ii) no deduction will be allowed to us for federal income tax purposes. The exercise of an ISO will give rise to an item of tax preference that may result in an alternative minimum tax liability for the participant unless the participant makes a disqualifying disposition of the shares received upon exercise.

If stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the holding periods described above, then generally: (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for such shares, and (ii) we will be entitled to deduct any such recognized amount. Any further gain or loss realized by the participant will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by us. Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a non-qualified stock option.

NONSTATUTORY STOCK OPTIONS. With respect to nonstatutory stock options: (i) no income is realized by the participant at the time the option is granted;
(ii) generally upon exercise of the option, the participant realizes ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise and we will be entitled to a tax deduction in the same amount; and (iii) at disposition, any appreciation (or depreciation) after date of exercise is treated either as short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares.

RESTRICTED STOCK AND STOCK BONUS AWARDS. To the extent a participant's restricted stock or stock bonus award is fully vested and is not subject to our repurchase option, the participant will recognize taxable ordinary income equal to any excess of the stock's fair market value on the purchase date over the purchase price. In contrast, to the extent all of a participant's restricted stock or stock bonus award is subject to a vesting schedule and is subject to our repurchase option, no income tax with respect to such stock will be recognized at the time of purchase unless the participant files a Section 83(b) election. Instead, as and when the shares vest, ordinary income equal to the excess, if any, of the then fair market value of the stock over the participants purchase price, will be recognized. Generally, we will be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant.

Certain Transactions

In May 2001, we issued and sold 652,631 shares of our common stock for an aggregate purchase price of $652,631 to Mr. Gladstone, our chairman and chief executive officer.

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Control persons and principal stockholders

Immediately prior to the completion of this offering, there will be 652,631 shares of common stock outstanding and one stockholder of record. We will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

                                                                                 Percentage of Common
                                                                                   Stock Outstanding
                                                      ---------------------------------------------------------------------------
                                                                                     Shares Owned
                                        Type of               Immediately Prior
Name and Address                      Ownership                to this Offering                        After Offering(1)
---------------------------------------------------------------------------------------------------------------------------------
David Gladstone...................  Record and        652,631                     100.0%       652,631                           %
c/o Gladstone Capital Corporation   Beneficial
1750 Tysons Blvd., 4th Floor
McLean, Virginia 22102

All officers and directors as a     Record and        652,631                     100.0%                                         %
  group (9 persons)...............  Beneficial

(1) DOES NOT REFLECT SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UPON EXERCISE OF THE UNDERWRITERS' OVER-ALLOTMENT OPTION OR STOCK OPTIONS TO BE ISSUED UNDER THE 2001 PLAN.

Determination of net asset value

The net asset value per share of our outstanding shares will be determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which the determination is made.

In calculating the value of our total assets, securities that are traded in the over-the-counter market or on a stock exchange are valued at the prevailing bid price on the valuation date, unless the investment is subject to a restriction that requires a discount from such price, which is determined by our board of directors. All other securities are valued at fair market value as determined in good faith by the board of directors. In making such determination, the board of directors will value loans and non-convertible debt securities for which there exists no public trading market at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser value. In valuing convertible debt securities, equity or other types of securities for which there exists no public trading market, the board of directors will determine fair market value on the basis of collateral, the issuer's ability to make payments, its earnings and other pertinent factors.

A substantial portion of our assets will consist of securities carried at fair market values determined by our board of directors. Determination of fair market values involves subjective judgment not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our consolidated financial statements will refer to the uncertainty with respect to the possible effect of such valuations on our financial statements.

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Dividend reinvestment plan

Pursuant to our dividend reinvestment plan, if your shares of our common stock are registered in your own name you can have all distributions reinvested in
additional shares of our common stock by     , the plan agent, if you enroll in
the reinvestment plan by delivering an authorization form to the plan agent prior to the corresponding dividend declaration date. The plan agent will effect purchases of our common stock under the reinvestment plan in the open market. If you do not elect to participate in the reinvestment plan, you will receive all distributions in cash paid by check mailed directly to you (or if you hold your shares in street or other nominee name, then to your nominee) as of the relevant record date, by the plan agent, as our dividend disbursing agent. If your shares are held in the name of a broker or nominee or if you are transferring such an account to a new broker or nominee, you should contact the broker or nominee to determine whether and how they may participate in the reinvestment plan.

The plan agent serves as agent for the holders of our common stock in administering the reinvestment plan. After we declare a dividend, the plan agent will, as agent for the participants, receive the cash payment and use it to buy common stock on the Nasdaq National Market or elsewhere for the participants' accounts. The price of the shares will be the average market price at which such shares were purchased by the plan agent.

Participants in the reinvestment plan may withdraw from the reinvestment plan upon written notice to the plan agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective the day after the related dividend distribution date. When a participant withdraws from the reinvestment plan or upon termination of the reinvestment plan as provided below, certificates for whole shares of common stock credited to his or her account under the reinvestment plan will be issued and a cash payment will be made for any fractional share of common stock credited to such account.

The plan agent will maintain each participant's account in the reinvestment plan and will furnish monthly written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common stock in the account of each reinvestment plan participant will be held by the plan agent in non-certificated form in the name of such participant. Proxy materials relating to our stockholders' meetings will include those shares purchased as well as shares held pursuant to the reinvestment plan.

In the case of participants who beneficially own shares that are held in the name of banks, brokers or other nominees, the plan agent will administer the reinvestment plan on the basis of the number of shares of common stock certified from time to time by the record holders as the amount held for the account of such beneficial owners. Shares of our common stock may be purchased by the plan agent through any of the underwriters, acting as broker or, after the completion of this offering, dealer.

We will pay the plan agent's fees for the handling or reinvestment of dividends and other distributions. Each participant in the reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to the plan agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting distributions.

Distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of distributions pursuant to the reinvestment plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions. For more information regarding taxes that our stockholders may be required to pay, see "Material U.S. Federal Income Tax Considerations."

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                                                                              39
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Dividend reinvestment plan
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Experience under the reinvestment plan may indicate that changes are desirable.
Accordingly, we reserve the right to amend or terminate the reinvestment plan as applied to any distribution paid subsequent to written notice of the change sent to participants in reinvestment plan at least 90 days before the record date for the distribution. The reinvestment plan also may be amended or terminated by the plan agent with our prior written consent, on at least 90 days' written notice to participants in the reinvestment plan. All correspondence concerning the reinvestment plan should be directed to the plan agent by mail at
or by phone at              .

Material U.S. federal income tax considerations

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common stock and does not purport to be a complete description of the tax considerations applicable to such an investment. You should consult your own tax advisor with respect to the tax considerations which pertain to your purchase of our common stock. This summary is based on the Internal Revenue Code, Treasury regulations thereunder, and administrative and judicial interpretations thereof, each as of the date hereof, all of which are subject to change, possibly on a retroactive basis. This summary does not discuss all aspects of federal income taxation relevant to holders of our common stock in light of their particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including:

- stockholders who are not citizens or residents of the United States or entities organized under the laws of the United States;

-   financial institutions;

-   mutual funds;

-   a person liable for the alternative minimum tax;

-   tax-exempt organizations;

-   insurance companies;

-   dealers in securities;

- a trader in securities that elects to use a market-to-market method of accounting for your securities holdings; or

- stockholders who hold our stock as part of an integrated investment such as a hedge, constructive sale, straddle or other risk reduction strategy or as part of a conversion transaction.

This discussion assumes you hold our common stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended, or the Code. This summary does not discuss any aspects of foreign, state, or local tax laws.

We intend to qualify for treatment as a regulated investment company, or RIC, under Subchapter M of the Code. To qualify for such treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income, which is generally our ordinary income plus short term capital gains, which we refer to as the annual distribution requirement. We must also meet several additional requirements, including:

- At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, gains from sales or other disposition of securities, or other income derived with respect to our business of investing in securities, and

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40
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Material U.S. federal income tax considerations
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-   As diversification requirements, as of the close of each quarter of our taxable year:

    d at least 50% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities to the extent that (1) we do not hold more than 10% of the outstanding voting securities of an issuer of such other securities and (2) such other securities of any one issuer do not represent more than 5% of our total assets, and

   d no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses.

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a gain realized from the sale or exchange of property. If we fail to meet the RIC requirements in our first taxable year or, with respect to later years, for more than two consecutive years and then seek to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation on our assets unless we make a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period. Absent such special election, any gain we recognized would be deemed distributed to our stockholders as a taxable distribution.

If we qualify as a RIC and distribute to stockholders each year in a timely manner at least 90% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. We would, however, be subject to a 4% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, 98% of our income, including both ordinary income and capital gains. The excise tax would apply only to the amount by which 98% of our income exceeds the amount of income we distribute, actually or on a deemed basis, to stockholders. We will be subject to regular corporate income tax, currently at rates up to 35%, on any undistributed income, including both ordinary income and capital gains. We intend to retain some or all of our capital gains, but to designate the retained amount as a deemed distribution. In that case, among other consequences, we will pay tax on the retained amount, each stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the stockholder and the stockholder will be entitled to claim a credit or refund equal to its allocable share of the tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the stockholder's cost basis for his or her common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess may be claimed as a credit or refund against the stockholder's other tax obligations. A stockholder that is not subject to U.S. federal income tax or tax on long-term capital gains would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to the stockholders prior to the expiration of 60 days after the close of the relevant tax year. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our stockholders in the same

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Material U.S. federal income tax considerations
--------------------------------------------------------------------------------

proportion that dividends, other than capital gain dividends, paid to each stockholder bear to our taxable income determined without regard to the dividends paid deduction.

If we acquire debt obligations that were originally issued at a discount, which would generally include loans we make that are accompanied by warrants, that bear interest at rates that are not either fixed rates or certain qualified variable rates or that are not unconditionally payable at least annually over the life of the obligation, we will be required to include in taxable income each year a portion of the "original issue discount" that accrues over the life of the obligation. Such original issue discount will be included in our investment company taxable income even though we receive no cash corresponding to such discount amount. As a result, we may be required to make additional distributions corresponding to such original issue discount amounts in order to satisfy the annual distribution requirement and to continue to qualify as a RIC or to avoid the 4% excise tax. In this event, we may be required to sell temporary investments or other assets to meet the RIC distribution requirements.

For any period during which we qualify for treatment as a RIC for federal income tax purposes, distributions to our stockholders attributable to our investment company taxable income generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. Any distributions in excess of our earnings and profits will first be treated as a return of capital to the extent of the stockholder's adjusted basis in his or her shares of common stock and thereafter as gain from the sale of shares of our common stock. Distributions of our long-term capital gains, designated by us as such, will be taxable to stockholders as long-term capital gains regardless of the stockholder's holding period in his or her common stock and regardless of whether paid in cash or invested in additional common stock. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not capital gains dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect to relate a dividend back to the prior taxable year if we (i) declare such dividend prior to the due date for filing our return for that taxable year, (ii) make the election in that return, and (iii) distribute the amount in the 12-month period following the close of the taxable year but not later than the first regular dividend payment following the declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the distribution is made, subject to the October, November, December rule described above.

A stockholder may recognize taxable gain or loss if the stockholder sells or exchanges such stockholder's shares of our common stock. Any gain arising from the sale or exchange of our common stock generally will be treated as long-term capital gain or loss if the stockholder has held his or her shares of common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from a sale or exchange of shares of common stock held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed distributed, with respect to such shares of common stock.

We may be required to withhold U.S. federal income tax on all taxable distributions payable to stockholders who fail to provide us with their correct taxpayer identification number or a certificate that the stockholder is exempt from backup withholding, or if the IRS notifies us that the stockholder is subject to backup withholding. Any amounts withheld may be credited against a stockholder's U.S. federal income tax liability.

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Material U.S. federal income tax considerations
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Unless an exception applies, we will mail to each stockholder, as promptly as possible after the end of each fiscal year, a notice detailing, on a per distribution basis, the amounts includible in such stockholder's taxable income for such year as ordinary income and as long-term capital gains, including taxes paid by us with respect thereto. In addition, absent an exemption, the federal tax status of each year's distributions will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on each stockholder's particular situation. You should consult your own tax adviser with respect to the particular tax consequences to you of an investment in our common stock.

Under our dividend reinvestment plan, all cash distributions to stockholders will be automatically reinvested in additional whole and fractional shares of our common stock unless you elect to receive cash. Even if you participate in the plan and elect to reinvest dividends, for federal income tax purposes you will be deemed to have received cash and such amounts must be included in your income to the extent such deemed distribution otherwise represents a taxable dividend for the year in which such distribution is credited to your account.

The foregoing discussion is a summary of the principal federal income tax consequences of the ownership, sale or other disposition of our stock. This discussion is not exhaustive, and does not address the tax consequences of ownership, sale or other disposition for all types of stockholders. Accordingly, stockholders are urged to consult their own tax advisors with respect to the income tax consequences of the ownership and disposition of our stock, including the application and effect of the laws of any state, local, foreign or other taxing jurisdiction in their particular circumstances.

Description of our capital stock

THE FOLLOWING DESCRIPTION IS BASED ON OUR ARTICLES OF AMENDMENT AND RESTATEMENT TO THE ARTICLES OF INCORPORATION AND OUR BYLAWS, WHICH WE INTEND TO ADOPT PRIOR TO THE COMPLETION OF THIS OFFERING.

Our authorized capital stock consists of 50,000,000 shares of capital stock, $0.001 par value per share, all of which is initially designated as common stock. Under our articles of incorporation, our board of directors is authorized to classify and reclassify any unissued shares of capital stock without requiring stockholder approval. The following summary description of our capital stock is not necessarily complete and is subject to, and qualified in its entirety by, our articles of incorporation. Please review our articles of incorporation for a more detailed description of the provisions summarized below.

COMMON STOCK

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when declared by our board of directors out of funds legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws. In the event of liquidation, dissolution or winding up of Gladstone Capital Corporation, each share of our common stock is entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any is outstanding at the time. Each share of our common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of such shares, if they so choose, could elect all of the directors, and holders of less than a majority of such shares would, in that case, be unable to elect any director.

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                                                                              43
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Description of our capital stock
--------------------------------------------------------------------------------

We intend to apply to register our common stock for listing on the Nasdaq National Market under the ticker symbol "GLAD."

PREFERRED STOCK

In addition to shares of common stock, our articles of incorporation authorize the issuance of shares of preferred stock. Our board of directors is authorized to provide for the issuance of preferred stock with such preferences, powers, rights and privileges as it deems appropriate; except that, such an issuance must adhere to the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any dividend or distribution is made with respect to our common stock or before any purchase of common stock is made, the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more. We believe that the availability of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

LIMITATION ON LIABILITY OF DIRECTORS

We have adopted provisions in our articles of incorporation, which, to the fullest extent permitted by Maryland law and as limited by the 1940 Act, limit the liability of our directors and officers for monetary damages. Under our articles of incorporation we shall indemnify (i) our directors and officers to the full extent permitted by the General Laws of the State of Maryland as limited by the 1940 Act, including the advance of expenses under the procedures and to the full extent permitted by law and (ii) other employees and agents to such extent as shall be authorized by our board of directors or our bylaws and be permitted by law. The effect of these provisions is to eliminate our rights and the rights of our stockholders (through stockholders' derivative suits on our behalf) to recover monetary damages against one of our directors or officers for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent or grossly negligent behavior) except to the extent this limitation is not permitted under applicable law, including the 1940 Act. These provisions do not limit or eliminate our rights or the rights of any of our stockholders to seek nonmonetary relief such as an injunction or rescission in the event one of our directors or officers breaches his or her duty of care. These provisions also will not alter the liability of our directors or officers under federal securities laws.

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Certain provisions of our articles of incorporation and bylaws and Maryland
General Corporation Law

THE FOLLOWING DESCRIPTION IS BASED ON OUR ARTICLES OF AMENDMENT AND RESTATEMENT TO THE ARTICLES OF INCORPORATION AND OUR BYLAWS, WHICH WE INTEND TO ADOPT PRIOR TO THE COMPLETION OF THIS OFFERING.

Our articles of incorporation and bylaws and the Maryland General Corporation Law contain certain provisions that could make more difficult the acquisition of us by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to our articles of incorporation and bylaws.

CLASSIFIED BOARD OF DIRECTORS

Our bylaws provide that, upon the closing of this offering, our board of directors will be divided into three classes of directors serving staggered three-year terms. Under the Maryland General Corporation Law, each class must consist as nearly as possible of one-third of the directors then elected to our board of directors. A classified board may render more difficult a change in control of us or removal of our incumbent management. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure continuity and stability of our management and policies.

NUMBER OF DIRECTORS; REMOVAL; VACANCIES

Our articles of incorporation provide that the number of directors will be determined pursuant to our bylaws and our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. In addition, our bylaws provide that the number of directors shall not be increased by 50% or more in any 12-month period without the approval of at least 66 2/3% of the members of our board of directors then in office. Our bylaws provide that any vacancies will be filled by the vote of a majority of the remaining directors, even if less than a quorum, and the directors so appointed shall hold office until the next election of the class for which such directors have been chosen and until their successors are elected and qualified. Accordingly, our board of directors could temporarily prevent any stockholder from enlarging the board of directors and filling the new directorships with such stockholder's own nominees.

Our bylaws also provide that, except as may be required by law or our articles of incorporation, our directors may only be removed for cause and only by the affirmative vote of 75% of the voting power of all of the shares of our capital stock then entitled to vote generally in the election of directors, voting together as a single class.

STOCKHOLDER APPROVAL REQUIREMENTS

Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These

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Certain provisions of our articles of incorporation and bylaws and Maryland
General Corporation Law
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provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

ADVANCE NOTICE PROVISIONS FOR STOCKHOLDER NOMINATIONS AND STOCKHOLDER PROPOSALS

Our bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual meeting of our stockholders, which we refer to as the stockholder notice procedure.

The stockholder notice procedure provides that (i) only persons who are nominated by, or at the direction of, the board of directors, or by a stockholder who has given timely written notice containing specified information to the our Secretary prior to the meeting at which directors are to be elected, will be eligible for election as directors and (ii) at an annual meeting only such business may be conducted as has been brought before the meeting by, or at the direction of, our board of directors or by a stockholder who has given timely written notice to our secretary of such stockholder's intention to bring such business before the meeting. Except for stockholder proposals submitted in accordance with the federal proxy rules as to which the requirements specified therein shall control, notice of stockholder nominations or business to be conducted at a meeting must be received by us not less than 60 days nor more than 90 days prior to the first anniversary of the previous year's annual meeting if the notice is to be submitted at an annual stockholders meeting or no later than 10 days following the day on which notice of the date of a special meeting of stockholders was given if the notice is to be submitted at a special stockholders meeting.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of the other proposed business and, to the extent deemed necessary or desirable by the board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals for action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

AMENDMENT OF ARTICLES OF INCORPORATION AND BYLAWS

Our articles of incorporation may be amended, altered, changed or repealed, subject to the resolutions providing for any class or series of preferred stock, only by the affirmative vote of both a majority of the members of our board of directors then in office and a majority of the voting power of all of the shares of our capital stock entitled to vote generally in the election of directors, voting together as a single class.

Our articles of incorporation also provide that the bylaws may be adopted, amended, altered, changed or repealed by the affirmative vote of the majority of our board of directors then in office. Any action taken by our stockholders with respect to adopting, amending, altering, changing or repealing our bylaws may be taken only by the affirmative vote of the holders of at least 75% of the voting power

--------------------------------------------------------------------------------
46

Certain provisions of our articles of incorporation and bylaws and Maryland General Corporation Law
--------------------------------------------------------------------------------

of all of the shares of our capital stock then entitled to vote generally in the election of directors, voting together as a single class.

These provisions are intended to make it more difficult for stockholders to circumvent certain other provisions contained in our articles of incorporation and bylaws, such as those that provide for the classification of our board of directors. These provisions, however, also will make it more difficult for stockholders to amend the articles of incorporation or bylaws without the approval of the board of directors, even if a majority of the stockholders deems such amendment to be in the best interests of all stockholders.

Regulation

We are a closed-end, non-diversified, management investment company that will elect to be regulated as a business development company under Section 54 of the 1940 Act. As such, we are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

ASSET COVERAGE

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such issuance. In addition, while senior securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes.

QUALIFYING ASSETS

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

    (1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is defined in the 1940 Act as any issuer which:

       (a) is organized under the laws of, and has its principal place of business in, the United States;

       (b) is not an investment company other than a small business investment company wholly-owned by the business development company; and

       (c) does not have any class of securities with respect to which a broker or dealer may extend margin credit.

--------------------------------------------------------------------------------

Regulation
--------------------------------------------------------------------------------

    (2) Securities of any eligible portfolio company which we control.

    (3) Securities received in exchange for or distributed on or with respect to securities described in (1) or (2) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

    (4) Cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

SIGNIFICANT MANAGERIAL ASSISTANCE

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in
(1) or (2) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

CODE OF ETHICS

As required by the 1940 Act, we have adopted a code of ethics that establishes procedures for personal investments and restricts certain transactions by our personnel. Our code of ethics is filed as an exhibit to our registration statement. For information on how to obtain a copy of our code of ethics, see "Available Information."

--------------------------------------------------------------------------------
48

--------------------------------------------------------------------------------

Shares eligible for future sale

Upon completion of this offering, 13,052,631 shares of our common stock will be outstanding, based on the number of shares outstanding on June 22, 2001, assuming no exercise of the underwriters' over-allotment option. Of these shares, the 12,400,000 shares of our common stock sold in this offering will be freely tradable without restriction or limitation under the Securities Act, with the exception of shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the volume limitations of Rule 144. In addition, the 652,631 shares held by Mr. Gladstone prior to this offering will be subject to a lockup agreement in favor of the representative of the underwriters which generally provides that each of our directors and officers shall not sell, offer to sell, contract to sell, hypothecate, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of our common stock or securities convertible into or exchangeable for our shares of common stock or warrants or other rights to purchase shares of our common stock for a period of 180 days after the date of this prospectus. The representatives of the underwriters may, in their sole discretion and at any time without notice, release all or any portion of the securities subject to the lockup agreements. Such shares owned by Mr. Gladstone will become eligible for
public resale under Rule 144 on              , 2002.

Share repurchases

Shares of closed-end investment companies frequently trade at discounts to net asset value, especially shortly after the completion of the initial public offering. We cannot predict whether our shares will trade above, at or below net asset value. The market price of our common stock will be determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our board of directors has authorized our officers, in their discretion and subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that our shares trade at a discount to net asset value. We can not assure you that we will ever conduct any open market purchases and if we do conduct open market purchases, we may terminate them at any time.

In addition, if at any time after the second anniversary of this offering, our shares publicly trade for a substantial period of time at a substantial discount to our then current net asset value per share, our board of directors will consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our board of directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Internal Revenue Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. We can not assure you that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should we make any such repurchases in the future, we expect that we would make them at prices at or below the then current net asset value per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose will reduce our net income.

--------------------------------------------------------------------------------

Custodian, transfer and dividend paying agent and registrar
--------------------------------------------------------------------------------

Custodian, transfer and dividend paying agent and registrar

Our securities are held under a custodian agreement by First Union National Bank. The address of the custodian is 740 15th Street NW, Washington, D.C. 20005. Our assets are held under bank custodianship in compliance with the 1940 Act. The Bank of New York will act as our transfer and dividend paying agent and registrar. The principal business address of the Bank of New York is 100 Church Street, 14th Floor, New York, New York 10286.

Brokerage allocation and other practices

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business.

--------------------------------------------------------------------------------
50

--------------------------------------------------------------------------------

Underwriting

We and the underwriters for this offering named below have entered into an underwriting agreement concerning the shares being offered. Subject to conditions, each underwriter has severally agreed to purchase the number of shares indicated in the following table. UBS Warburg LLC, First Union Securities, Inc., Robertson Stephens, Inc., BB&T Capital Markets, a division of Scott & Stringfellow, Inc. and Ferris, Baker Watts, Incorporated are the representatives of the underwriters.

                                                                Number of
Underwriters                                                       Shares
-------------------------------------------------------------------------
UBS Warburg LLC.............................................
First Union Securities, Inc.................................
Robertson Stephens, Inc.....................................
BB&T Capital Markets/Scott & Stringfellow, Inc..............
Ferris, Baker Watts, Incorporated...........................
                                                              ----------
    Total...................................................  12,400,000

If the underwriters sell more shares than the total number set forth in the table above, the underwriters have a 30-day option to buy up to 1,860,000 shares from us, at the public offering price less the underwriting discount (sales load), to cover these sales. If any shares are purchased under this option, the underwriters will severally purchase shares in approximately the same proportion as set forth in the table above.

The following table provides information regarding the amount of the discount to be paid to the underwriters by us:

                                                                       Paid by us
                                                             No exercise of    Full exercise of
                                                             over-allotment      over-allotment
                                                                     option              option
-----------------------------------------------------------------------------------------------
Per share...............................................  $                   $
    Total...............................................

We estimate that the total expenses of this offering payable by us, excluding
the underwriting discount, will be approximately $      .

At our request, the underwriters have reserved up to 400,000 shares of our common stock for sale, at the public offering price on the cover of this prospectus less the sales concession, to our directors, officers and employees and certain associated persons. The number of shares available for sale to the general public will be reduced to the extent such persons purchase these reserved shares. Any reserved shares not so purchased will be offered to the general public on the same terms as other shares are offered hereby.

Shares sold by the underwriters to the general public will initially be offered at the public offering price set forth on the cover of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a discount
of up to $      per share from the public offering price. Any of these
securities dealers may resell any shares purchased from the underwriters to
other brokers or dealers at a discount of up to $      per share from the public
offering price. If all the shares are not sold at the public offering price, the representatives may change the offering price and the other selling terms.
Investors must pay for any shares purchased in the offering on or before       ,
2001.

We have agreed with the underwriters not to offer, sell, contract to sell, hedge or otherwise dispose of, directly or indirectly, any of our common stock or securities convertible into or exchangeable for

--------------------------------------------------------------------------------

Underwriting
--------------------------------------------------------------------------------

shares of common stock during the period from the date of this prospectus continuing through the date 180 days after the date of this prospectus, without the prior written consent of UBS Warburg LLC. Our executive officers and directors have also agreed to these restrictions. Accordingly, this offering will conform with the requirements set forth in Rule 2720 of the Conduct Rules of NASD.

In connection with this offering, the underwriters may purchase and sell shares of our common stock in the open market. These transactions may include stabilizing transactions, short sales and purchases to cover positions created by short sales. Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common stock while this offering is in progress. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in this offering. Short sales may be either "covered short sales" or "naked short sales." Covered short sales are sales made in an amount not greater than the underwriters' over-allotment option to purchase additional shares in this offering. The underwriters may close out any covered short position by either exercising their over-allotment option or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. Naked short sales are sales in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned there may be downward pressure on the price of shares in the open market after pricing that could adversely affect investors who purchase in this offering.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of that underwriter in stabilizing or short covering transactions.

These activities by the underwriters may stabilize, maintain or otherwise affect the market price of our common stock. As a result, the price of our common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time. These transactions may be effected on the Nasdaq National Market or otherwise.

No underwriter is obligated to conduct market making activities in our common stock and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. We have agreed to indemnify the several underwriters against some liabilities, including liabilities under the Securities Act, and to contribute to payments that the underwriters may be required to make in respect thereof.

--------------------------------------------------------------------------------
52

--------------------------------------------------------------------------------

Legal matters

The validity of the issuance of the common stock offered hereby will be passed upon for us by Cooley Godward LLP, Reston, Virginia. Cooley Godward has an option to purchase upon completion of this offering, 6,666 shares of common stock at the public offering price set forth on the cover of this prospectus. The validity of the shares of common stock offered hereby will be passed upon for the underwriters by Sullivan & Cromwell, New York, New York. With respect to all matters of Maryland law, Sullivan & Cromwell will rely upon Neuberger, Quinn, Gielen, Rubin & Gibber, Baltimore, Maryland.

Experts

Ernst & Young LLP, independent auditors, have audited our balance sheet at May 30, 2001, as set forth in their report. We have included our balance sheet in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

Available information

Upon completion of this offering, we will become subject to the informational requirements of the Securities Exchange Act of 1934 and will be required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's Public Reference Room, 450 5th Street, N.W., Washington, D.C. 20549. Call 1-800-SEC-0330 for information on the operation of the public reference room. The SEC also maintains an Internet site at http://www.sec.gov. This site contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC.

This prospectus does not contain all of the information in our registration statement, including amendments, exhibits and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance we refer you to the copy of the contract or other document filed as an exhibit to the registration statement, and each such statement is qualified in all respects by this reference.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Special note regarding forward-looking statements

Certain statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as "may," "believe," "enable," "will," "provide," "anticipate," "future," "could," "growth," "plan," "intend," "pursue," "provide," "anticipate," "future," "expect," "increase," "modifying," "focus," "should," "would" or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements of to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, (1) those listed under "Risk Factors;" (2) adverse changes in interest rates; (3) our failure or inability to establish or maintain referral arrangements with leveraged buyout funds and venture capital funds to generate loan opportunities; (4) the loss of one or more of our executive officers, in particular David Gladstone or Terry Brubaker;
(5) our inability to establish or maintain a credit facility on terms reasonably acceptable to us, if at all; (6) our inability to successfully securitize our loan portfolio on terms reasonably acceptable to us, if at all; and (7) the decision of our potential competitors to aggressively seek to make senior and subordinated loans to small and medium sized businesses on terms more favorable than we intend to provide. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this prospectus. As a result of the foregoing and other factors, we can not assure you as to our future results, levels of activity or achievements, and neither we nor any other person assumes responsibility for the accuracy and completeness of such statements.

--------------------------------------------------------------------------------
54

--------------------------------------------------------------------------------

Gladstone Capital Corporation

Balance Sheet
As of May 30, 2001

CONTENTS

Report of Independent Auditors..............................  F-2

Audited Balance Sheet

Balance Sheet...............................................  F-3
Notes to Balance Sheet......................................  F-4

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

Board of Trustees and Shareholder
Gladstone Capital Corporation

We have audited the accompanying balance sheet of Gladstone Capital Corporation as of May 30, 2001 (date of inception). The balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Gladstone Capital Corporation at May 30, 2001 (date of inception) in conformity with accounting principles generally accepted in the United States.

                                          /s/ ERNST & YOUNG LLP

McLean, Virginia
June 22, 2001

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Gladstone Capital Corporation

Balance Sheet
May 30, 2001

Assets

Stock subscription receivable...............................  $652,631
                                                              --------
Total assets................................................  $652,631
                                                              ========
Stockholders' equity

Common stock, $0.001 par value, 10,000,000 shares
  authorized, and 652,631 shares issued and outstanding.....  $    653
Capital in excess of par value..............................   651,978
                                                              --------
Total stockholders' equity..................................  $652,631
                                                              ========

SEE ACCOMPANYING NOTES.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Gladstone Capital Corporation

Notes to Balance Sheet
May 30, 2001

1. ORGANIZATION AND BASIS OF PRESENTATION

Gladstone Capital Corporation (Company) was incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001 and has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end investment company to be treated as a business development company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended. The Company's fiscal year-end will be September 30.

The accompanying balance sheet has been prepared in accordance with accounting principles generally accepted in the United States that require the use of management estimates. Actual results may differ from those estimates.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization Costs

Organization costs include, among other things, cost of incorporation including the cost of legal services pertaining to the organization and incorporation of the business. These costs are expensed as incurred. As of May 30, 2001, the Company had incurred no significant organization costs.

Offering Costs

The Company's initial public offering (Offering) costs include, among other things, legal fees and other costs pertaining to the offering, registration fees, underwriting costs and the costs of printing the prospectuses for sales purposes. The Company will charge the offering costs to capital in excess of par value upon completion of the Offering. As of May 30, 2001, the Company had incurred no significant offering costs.

Stock Based Compensation

SFAS No. 123, "Accounting for Stock-Based Compensation" allows companies to account for stock-based compensation under Accounting Principles Bulletin (APB) No. 25, "Accounting for Stock Issued to Employees," but requires pro forma disclosure in the notes to the financial statements as if the provision of SFAS No. 123 had been adopted. The Company has elected to account for its stock-based compensation in accordance with the provisions of APB No. 25.

3. INCOME TAXES

The Company intends to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code (the Code). As a regulated investment company, the Company will not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a regulated investment company, the Company is required to distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code. The Company intends to distribute at least 90% of its ordinary income and short-term capital gains on a quarterly basis. The Company may, but does not intend to, pay out a return of capital.

--------------------------------------------------------------------------------

Gladstone Capital Corporation
--------------------------------------------------------------------------------

4. STOCK SUBSCRIPTION RECEIVABLE

The Company received stock subscription receivables of $652,631 from the Chairman and Chief Executive Officer in exchange for 652,631 shares of common stock at $1.00 per share. The stock subscription receivable was funded on June 22, 2001.

5. SUBSEQUENT EVENTS

Planned Initial Public Offering

The Company plans to file with the Securities and Exchange Commission to register the Company as a non-diversified, closed-end investment company and elect to be regulated as a business development company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and simultaneously offer 12,400,000 shares of common stock.

Non-binding Commitments

The Company has signed non-binding commitment letters to make loans to certain businesses upon the satisfactory completion of the Offering. The loans are subject to among other things, the satisfactory completion of the Company's due diligence investigation on each borrower. If completed, the aggregate total of these loans will be approximately $57 million.

Equity Incentive Plan

Effective June 2, 2001, the Company adopted the 2001 Equity Incentive Plan (2001
Plan) for the purpose of attracting and retaining executive officers, directors and other key employees.

The Company has reserved 681,000 shares of common stock for the issuance of options under the 2001 Plan to employees and directors. Options granted under the 2001 Plan may be exercised for a period of no more than ten years from the date of grant. Unless sooner terminated by the Company's board of directors, the 2001 Plan will terminated on June 1, 2011 and no additional awards may be made under the 2001 Plan after that date. No options have been issued to date.

Formation of A Subsidiary

On June 13, 2001, the Company has filed with the Virginia State Corporation Commission to incorporate Gladstone Advisers, Inc. (Advisers). The Advisers will conduct the daily operations of the Company. The Company owns 100% of the voting securities of Advisers. In the future, the results of operations of the Advisers will be consolidated with the Company for financial reporting purposes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Part C  Other information

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

1. FINANCIAL STATEMENTS

The following financial statements of Gladstone Capital Corporation (the "Company" or the "Registrant") are included in this registration statement in "Part A: Information Required in a Prospectus":

                                                                              Page
----------------------------------------------------------------------------------
Balance Sheet of Registrant, dated as of May 30, 2001.                         F-3

2. EXHIBITS

EXHIBIT
NUMBER                  DESCRIPTION
------------------------------------------------------------------------------------
a.1*                    Articles of Incorporation
a.2                     Articles of Amendment and Restatement of the Articles of
                        Incorporation.
b                       Bylaws.
c                       Not applicable.
d                       Specimen certificate of the Company's common stock, par
                        value $0.001 per share, the rights of holders of which are defined in Exhibits a and b.
e                       Dividend Reinvestment Plan.
f                       Not applicable.
g                       Not applicable.
h                       Form of Underwriting Agreement.
i.                      2001 Equity Incentive Plan.
j                       Form of Custody Agreement with First Union National Bank
                        with respect to safekeeping.
k.1                     Form of Registrar, Transfer Agency and Service Agreement
                        between the Company and the Bank of New York.
k.2                     Employment Agreement dated June       , 2001 between the
                        Company and David Gladstone.
k.3                     Employment Agreement dated June       , 2001 between the
                        Company and Terry Brubaker.
l                       Opinion of Cooley Godward LLP.
m                       Not applicable.
n.1*                    Consent of Ernst & Young LLP, independent public
                        accountants.
n.2                     Consent of Cooley Godward LLP (included in Exhibit l).
n.3                     Consent of David A.R. Dullum to be named as director.
n.4                     Consent of George Stelljes, III to be named as director.
n.5                     Consent of Anthony W. Parker to be named as director.
o                       Not applicable.
p*                      Subscription Agreement dated May 30, 2001.
q                       Not applicable.
r                       Code of Ethics.

*  FILED HEREWITH.

ITEM 25. MARKETING ARRANGEMENTS

The information contained under the heading "Underwriting" on page 51 of the prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

--------------------------------------------------------------------------------

Part C  Other information
--------------------------------------------------------------------------------

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Commission registration fee.................................  $53,475
NASD filing fee*............................................       **
Nasdaq National Market Additional Listing Fee*..............       **
Accounting fees and expenses*...............................       **
Legal fees and expenses.*...................................       **
Printing and engraving*.....................................       **
Miscellaneous fees and expenses*............................       **
                                                              -------
Total.......................................................  $    **
                                                              =======

*  ESTIMATED FOR FILING PURPOSES.

** TO BE COMPLETED BY AMENDMENT.

All of the expenses set forth above shall be borne by the Company.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Gladstone Advisers, Inc., a Virginia corporation ("Advisers"), is the Company's only subsidiary. Gladstone Capital Corporation owns 100% of the voting securities of Advisers. Advisers is consolidated with the Company for financial reporting purposes.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the approximate number of record holders of the Company's common stock at June 22, 2001.

                                                                   NUMBER OF
TITLE OF CLASS                                                RECORD HOLDERS
----------------------------------------------------------------------------
Common stock, $0.001 par value..............................        1

ITEM 29. INDEMNIFICATION

The Annotated Code of Maryland, Corporations and Associations (the "Maryland Law"), Section 2-418 provides that a Maryland corporation may indemnify any director of the corporation and any person who, while a director of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, made a party to any proceeding by reason of service in that capacity unless it is established that the act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or the director actually received an improper personal benefit in money, property or services; or, in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Indemnification may be made against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding, but if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. Such indemnification may not be made unless authorized for a specific proceeding after a determination has been made, in the manner prescribed by the law, that indemnification is permissible in the circumstances because the director has met the

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applicable standard of conduct. On the other hand, the director must be indemnified for expenses if he or she has been successful in the defense of the proceeding or as otherwise ordered by a court. The law also prescribes the circumstances under which the corporation may advance expenses to, or obtain insurance or similar cover for, directors.

The law also provides for comparable indemnification for corporate officers and agents.

The Articles of Incorporation of the Company provide that its directors and officers shall, and its agents in the discretion of the board of directors may, be indemnified to the fullest extent permitted from time to time by the laws of Maryland (with such power to indemnify officers and directors limited to the scope provided for in Section 2-418 as currently in force), provided, however, that such indemnification is limited by the Investment Company Act of 1940 or by any valid rule, regulation or order of the Securities and Exchange Commission thereunder. The Company's Bylaws provide that the Company may not indemnify any director or officer against liability to the Company or its security holders to which he or she might otherwise be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of such disabling conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described above, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of the court of the issue.

The Company carries liability insurance for the benefit of its directors and officers on a claims-made basis of up to $ , subject to a $ retention and the other terms thereof.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Not applicable.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

The Company maintains at its principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder.

ITEM 32. MANAGEMENT SERVICES

Not applicable.

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ITEM 33. UNDERTAKINGS

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if, subsequent to the effective date of its registration statement, (1) the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2. The Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

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
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Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of McLean, in the Commonwealth of Virginia, on the 22nd day of June, 2001.

                                                       GLADSTONE CAPITAL CORPORATION

                                                       By:  /s/ DAVID GLADSTONE
                                                            -----------------------------------------
                                                            David Gladstone
                                                            Chairman of the Board and
                                                            Chief Executive Officer

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints David Gladstone and Terry Brubaker and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments to this Registration Statement and any registration statement filed pursuant to Rule 462(b) under the Securities Act, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on June 22, 2001.

                      Signature                                               Title
                      ---------                                               -----
                 /s/ DAVID GLADSTONE                   Chairman of the Board and Chief Executive Officer
     -------------------------------------------       (principal executive officer)
                   David Gladstone

                 /s/ TERRY BRUBAKER                    President, Chief Operating Officer and Director
     -------------------------------------------
                   Terry Brubaker

                   /s/ HARRY BRILL                     Chief Financial Officer (principal financial and
     -------------------------------------------       accounting officer)
                     Harry Brill

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